UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2012

Date of reporting period:	10/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

Sector Stock

Objective

To seek capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential International Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Real Estate Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Real Estate Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 2.93%; Class B, 3.74%; Class C, 3.61%; Class Z, 2.65%. Net operating expenses: Class A, 1.60%; Class B, 2.35%; Class C, 1.60%; Class Z, 1.35%, after contractual reduction through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	16.52%	7.08% (12/21/2010)
Class B	15.76	4.99 (12/21/2010)
Class C	16.49	5.89 (12/21/2010)
Class Z	16.95	6.89 (12/21/2010)
FTSE EPRA/NAREIT Developed ex-U.S. Net Index	18.43	9.75
Lipper Equity International Real Estate Funds Average	20.68	7.59

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Since Inception
Class A	18.28%	–0.76% (12/21/2010)
Class B	19.43	–0.83 (12/21/2010)
Class C	24.22	1.84 (12/21/2010)
Class Z	25.80	2.39 (12/21/2010)
FTSE EPRA/NAREIT Developed ex-U.S. Net Index	28.69	4.13
Lipper Equity International Real Estate Funds Average	31.03	2.76

Average Annual Total Returns (With Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	10.11%	0.64% (12/21/2010)
Class B	10.76	0.53 (12/21/2010)
Class C	15.49	3.12 (12/21/2010)
Class Z	16.95	3.64 (12/21/2010)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	16.52%	3.74% (12/21/2010)
Class B	15.76	2.65 (12/21/2010)
Class C	16.49	3.12 (12/21/2010)
Class Z	16.95	3.64 (12/21/2010)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed ex-U.S. Net Index by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal period (October 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential International Real Estate Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of 0.30%, 1.00%, and 1.00%, respectively. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class C shares purchased are not subject to a front-end sales charge but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class Z shares are not subject to a 12b-1 fee or a sales charge. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

FTSE EPRA/NAREIT Developed ex-U.S. Net Index

The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed ex-U.S. Net Total Return Index is an unmanaged index that tracks the performance of listed REITs and real estate companies globally, excluding the U.S.

Lipper Equity International Real Estate Funds Average

Funds in the Lipper Equity International Real Estate Funds Average invest at least 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/12
Westfield Group, REIT, Retail REITs	5.7%
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	4.3
Unibail-Rodamco, REIT, Retail REITs	4.0
Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities	4.0
Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities	3.7

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 10/31/12
Diversified Real Estate Activities	26.7%
Retail REITs	22.9
Diversified REITs	14.2
Real Estate Operating Companies	10.7
Real Estate Development	4.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Real Estate Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2012, the Prudential International Real Estate Fund (the Fund) Class A shares rose by 16.52%, underperforming the 18.43% gain of the FTSE EPRA/NAREIT Developed ex-U.S. Net Index (the Index) and the 20.68% advance of the Lipper Equity International Real Estate Funds Average.

What were conditions like in the international real estate securities market?

•

All regions within the Fund, with the exception of South America (Brazil), were positive performers that outpaced the benchmark. Asia Pacific was the best-performing region, followed by North America (Canada), Europe, and then South America. Within Europe, the U.K. outperformed the continent. In Brazil, the lone emerging markets allocation in the Fund, performance was negative over the period.

•

Asian real estate securities strongly outperformed their respective broader markets on the back of the recovery in the U.S. economy and continued liquidity injection by central banks in the U.S., Europe, and Japan. Concerns of a sharper-than-expected slowdown in the Chinese economy in the first half of 2012 abated as we moved into the third quarter, providing further support to regional equities.

•

The European market was significantly influenced by macroeconomic and credit-market developments over the whole period. The unfolding euro zone debt crisis, now two years old, explained a significant amount of the underperformance of the southern European countries and of the euro zone as a whole over the period. The macroeconomic growth outlook for the region also progressively worsened, as the expectation of low interest rates was extended further into the future.

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

•

The Fund’s largest overweights were primarily in Europe, with the Netherlands, Finland, the U.K., and Norway among the top five. Hong Kong was the only overweight in the Asia-Pacific region. The Fund was most underweight in Switzerland, Sweden, and Singapore.

•	The Fund’s largest relative overweights by sector were the multifamily and retail sectors.

•

The Fund’s performance versus the benchmark was largely driven by security selection in each region. In particular, the Fund benefited the most from its security selection in Hong Kong, Australia, Canada, and France. The main

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factors that detracted from relative performance were an allocation to Brazil, the overweight in the Netherlands, and security selection in Japan.

•

The holdings with the largest positive impact included diversified companies such as China Overseas Land & Investment (Hong Kong) and New World China Land (Hong Kong), as well as multifamily company Boardwalk REIT (Canada). The holdings with the largest negative impact included Wereldhave (Netherlands), PDG Realty (Brazil), and Brookfield Incorporacoes (Brazil).

Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

•	The Portfolio managers increased exposure to China in response to a more benign government policy environment and a stabilized residential real estate market.

•	During the period, the Fund’s Portfolio managers increased their allocation to Germany with the addition of German residential stock GSW and German office stocks DIC Asset and Prime Office REIT.

•	Swiss Holding PSP was sold over the period, resulting in a notable underweight in Switzerland relative to the benchmark.

What is PREI’s outlook for the international real estate securities markets?

•	In the medium term, macroeconomic factors, in particular the economic status of countries in the euro zone, are expected to continue to drive equity price performance.

•

In Asia, the impact of the global slowdown on China’s growth is expected to be closely watched by the market, as well as any shift in economic policy by the new Chinese political leadership. Property policy risk, which was a key theme in Asia in 2011 and 2012, is expected to abate, given that the Hong Kong and Singapore governments have already implemented very tight regulations to cool the residential property sector. Asian property stocks are therefore likely to be driven by transaction volumes and property price movements. However, uncertainty and risk premium to property companies could remain elevated, as a fall in real estate transaction volumes could translate into price declines.

•

In Europe, while risks of a near-term euro zone breakup have diminished, as governments have made gradual progress in the direction of a solution, PREI feels that macro themes will probably continue to be a major driver of investor sentiment. Though the European public real estate market recovered substantially during the period, share prices could be vulnerable to short-term corrections from continued negative news around underlying economic developments and renewed flare-ups of the euro zone debt crisis.

Prudential International Real Estate Fund	7

Comments on Largest Holdings

5.7%	Westfield Group, REIT, Retail REITs

Westfield Group is a property trust that invests in, leases, and manages retail shopping centers in Australia, New Zealand, the United States, and the United Kingdom. The group’s operations also include asset management, property development, and construction.

4.3%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Ltd., through its subsidiaries, develops and invests in properties. The company also operates hotels, and manages properties, car parking, and transportation infrastructure. In addition, Sun Hung Kai operates a logistics business and provides construction, financial services, telecommunication, Internet infrastructure, and other services.

4.0%	Unibail-Rodamco, REIT, Retail REITs

Unibail-Rodamco leases and rents building space, finances real estate investments, and renovates real estate for sale. The company’s properties, mainly shopping centers, office buildings, and convention-exhibition centers, are primarily located in city centers or near major access routes.

4.0%	Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities

Mitsubishi Estate Co. Ltd. engages in real estate activities, primarily in Japan, the United States, and internationally. It operates in eight segments: building business, residential business, urban development & investment management, international business, architectural design & engineering, custom-built housing, hotels business, and real estate services.

3.7%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co. Ltd. is a Japan-based real estate company that has multiple business segments.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential International Real Estate Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Real Estate Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,107.20	1.60%	$8.47
	Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11

Class B	Actual	$1,000.00	$1,102.50	2.35%	$12.42
	Hypothetical	$1,000.00	$1,013.32	2.35%	$11.89

Class C	Actual	$1,000.00	$1,106.90	1.60%	$8.47
	Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11

Class Z	Actual	$1,000.00	$1,107.80	1.35%	$7.15
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 94.1%
COMMON STOCKS 94.0%

Australia 14.3%
13,600	Australand Property Group, REIT	$42,635
101,400	CFS Retail Property Trust, REIT	205,781
42,300	Charter Hall Retail, REIT	159,392
235,100	Dexus Property Group, REIT	240,386
119,229	FKP Property Group	27,538
68,740	Goodman Group, REIT	316,107
87,200	GPT Group, REIT	322,245
64,875	Investa Office Fund, REIT	200,011
6,000	Mirvac Group, REIT	9,374
43,100	Stockland, REIT	154,801
100,400	Westfield Group, REIT	1,110,993

		2,789,263

Belgium 0.4%
615	Cofinimmo, REIT	69,940

Brazil 1.3%
6,073	BR Malls Participacoes SA	79,835
20,064	Brookfield Incorporacoes SA	35,069
5,971	Brookfield Incorporacoes SA (Receipt)(a)	10,495
3,162	Multiplan Empreendimentos Imobiliarios SA	92,632
22,105	PDG Realty SA Empreendimentos e Participacoes	37,222

		255,253

Canada 9.1%
7,120	Boardwalk Real Estate Investment Trust, REIT	458,175
20,281	Brookfield Office Properties, Inc.	312,312
14,000	Canadian Apartment Properties, REIT	343,149
20,150	Chartwell Seniors Housing Real Estate Investment Trust, REIT	207,200
16,700	RioCan Real Estate Investment Trust, REIT	455,477

		1,776,313

Finland 1.2%
29,214	Citycon Oyj	95,421
30,207	Sponda Oyj	133,902

		229,323

See Notes to Financial Statements.

Prudential International Real Estate Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

France 6.6%
486	Fonciere des Regions, REIT	$39,068
839	ICADE, REIT	75,502
10,670	Klepierre, REIT	395,603
95	Societe de la Tour Eiffel, REIT	5,242
3,455	Unibail-Rodamco, REIT	778,530

		1,293,945

Germany 1.2%
5,315	DIC Asset AG	49,594
3,804	GSW Immobilien AG	156,520
6,986	Prime Office REIT-AG, REIT	29,075

		235,189

Hong Kong 18.9%
129,000	China Overseas Land & Investment Ltd.	337,895
18,000	China Resources Land Ltd.	41,109
75,000	Hang Lung Properties Ltd.	260,805
45,000	Henderson Land Development Co. Ltd.	311,804
42,000	Hysan Development Co. Ltd.	185,612
28,500	Kerry Properties Ltd.	141,396
67,000	Link (The), REIT	333,269
590,000	New World China Land Ltd.	271,779
152,000	New World Development Co. Ltd.	234,961
122,400	Sino Land Co. Ltd.	219,213
60,000	Sun Hung Kai Properties Ltd.	835,349
60,000	Wharf Holdings Ltd. (The)	410,707
23,000	Wheelock & Co. Ltd.	100,606

		3,684,505

Italy 0.5%
166,400	Beni Stabili SpA, REIT	93,540

Japan 15.8%
24	Activia Properties, Inc., REIT	152,424
36	Advance Residence Investment, REIT	78,016
5,100	AEON Mall Co. Ltd.	132,307
100	Daito Trust Construction Co. Ltd.	10,096
7,000	Daiwa House Industry Co. Ltd.	106,013
7	Frontier Real Estate Investment Corp., REIT	61,819
39,000	Mitsubishi Estate Co. Ltd.	771,402

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
36,000	Mitsui Fudosan Co. Ltd.	$727,396
22	Nippon Building Fund, Inc., REIT	236,177
11,900	Nomura Real Estate Holdings, Inc.	213,612
31	NTT Urban Development Corp.	25,513
21,000	Sumitomo Realty & Development Co. Ltd.	579,782

		3,094,557

Netherlands 4.3%
2,267	Corio NV, REIT	101,006
5,554	Eurocommercial Properties NV, REIT	217,871
2,309	VastNed Retail NV, REIT	106,962
7,110	Wereldhave NV, REIT	420,553

		846,392

Norway 0.6%
82,891	Norwegian Property ASA	124,308

Singapore 9.7%
65,000	Ascendas Real Estate Investment Trust, REIT	125,758
43,000	Cache Logistics Trust, REIT	43,360
95,000	Capitaland Ltd.	254,673
43,000	CapitaMall Trust, REIT	74,381
21,000	CDL Hospitality Trusts, REIT	33,313
20,000	City Developments Ltd.	187,900
42,000	Far East Hospitality Trust, REIT	33,915
27,000	Frasers Centrepoint Trust, REIT	43,273
75,000	Global Logistic Properties Ltd.	158,018
65,000	Hongkong Land Holdings Ltd.	412,750
172,250	K-REIT Asia, REIT	168,042
23,000	Keppel Land Ltd.	64,109
134,000	Mapletree Commercial Trust, REIT	132,923
37,880	Mapletree Industrial Trust, REIT	43,476
89,000	Suntec Real Estate Investment Trust, REIT	117,105

		1,892,996

Sweden 0.5%
24,031	Klovern AB	93,111

United Kingdom 9.6%
13,817	Atrium European Real Estate Ltd.	78,100

See Notes to Financial Statements.

Prudential International Real Estate Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
13,233	Big Yellow Group PLC, REIT	$73,034
41,450	British Land Co. PLC, REIT	353,516
3,197	Derwent London PLC, REIT	106,383
8,874	Great Portland Estates PLC, REIT	66,963
59,376	Hammerson PLC, REIT	452,073
38,917	Land Securities Group PLC, REIT	504,934
63,231	SEGRO PLC, REIT	242,446

		1,877,449

	TOTAL COMMON STOCKS (cost $16,864,211)	18,356,084

PREFERRED STOCK 0.1%

Sweden
495	Klovern AB (PRFC) (cost $10,736)	10,448

	TOTAL LONG-TERM INVESTMENTS (cost $16,874,947)	18,366,532

SHORT-TERM INVESTMENT 6.0%

AFFILIATED MONEY MARKET MUTUAL FUND
1,175,296	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,175,296) (Note 3)(b)	1,175,296

	TOTAL INVESTMENTS 100.1% (cost $18,050,243; Note 5)	19,541,828
	Liabilities in excess of other assets (0.1)%	(14,585)

	NET ASSETS 100%	$19,527,243

The following abbreviations are used in the Portfolio descriptions:

PRFC—Preference Shares

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$2,789,263	$—	$—
Belgium	69,940	—	—
Brazil	255,253	—	—
Canada	1,776,313	—	—
Finland	229,323	—	—
France	1,293,945	—	—
Germany	235,189	—	—
Hong Kong	3,684,505	—	—
Italy	93,540	—	—
Japan	3,094,557	—	—
Netherlands	846,392	—	—
Norway	124,308	—	—
Singapore	1,892,996	—	—
Sweden	93,111	—	—
United Kingdom	1,877,449	—	—
Preferred Stock—Sweden	10,448	—	—
Affiliated Money Market Mutual Fund	1,175,296	—	—

Total	$19,541,828	$—	$—

Fair value of Level 2 investments at 10/31/11 was $11,890,569, which was a result of valuing investments using third party vendor modeling tools. An amount of $11,485,773 was transferred from Level 2 into Level 1 at 10/31/12 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

Prudential International Real Estate Fund	15

Portfolio of Investments

as of October 31, 2012 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Diversified Real Estate Activities	26.7%
Retail REITs	22.9
Diversified REITs	14.2
Real Estate Operating Companies	10.7
Affiliated Money Market Mutual Fund	6.0
Real Estate Development	4.8
Residential REITs	4.5
Office REITs	4.1
Industrial REITs	3.8%
Specialized REITs	1.9
Homebuilding	0.5

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments was equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of October 31, 2012, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights
Equity contracts	$3,555

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights
Equity contracts	$(5,799)

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2012

Prudential International Real Estate Fund

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value:
Unaffiliated investments (cost $16,874,947)	$18,366,532
Affiliated investments (cost $1,175,296)	1,175,296
Cash	5,765
Foreign currency, at value (cost $3,992)	4,032
Dividends receivable	32,433
Receivable for Fund shares sold	18,063
Tax reclaim receivable	12,804
Due from manager	6,931
Prepaid expenses	561

Total assets	19,622,417

Liabilities
Accrued expenses	90,826
Payable for Fund shares reacquired	4,000
Distribution fee payable	213
Affiliated transfer agent fee payable	135

Total liabilities	95,174

Net Assets	$19,527,243

Net assets were comprised of:
Shares of beneficial interest, at par	$1,899
Paid-in capital in excess of par	18,574,973

18,576,872
Undistributed net investment income	191,880
Accumulated net realized loss on investment and foreign currency transactions	(732,906)
Net unrealized appreciation on investments and foreign currencies	1,491,397

Net Assets, October 31, 2012	$19,527,243

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($345,951 ÷ 33,498 shares of beneficial interest issued and outstanding)	$10.33
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price to public	$10.93

Class B:
Net asset value, offering price and redemption price per share ($166,738 ÷ 16,311 shares of beneficial interest issued and outstanding)	$10.22

Class C:
Net asset value, offering price and redemption price per share ($20,164 ÷ 1,966.3 shares of beneficial interest issued and outstanding)	$10.25

Class Z:
Net asset value, offering price and redemption price per share ($18,994,390 ÷ 1,846,844 shares of beneficial interest issued and outstanding)	$10.28

See Notes to Financial Statements.

Prudential International Real Estate Fund	19

Statement of Operations

Year Ended October 31, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $45,776)	$535,520
Affiliated dividend income	1,290

Total income	536,810

Expenses
Advisory fee	143,709
Distribution fee—Class A	571
Distribution fee—Class B	519
Distribution fee—Class C	57
Custodian’s fees and expenses	67,000
Registration fees	51,000
Audit fee	39,000
Reports to shareholders	28,000
Legal fees and expenses	18,000
Trustees’ fees	10,000
Insurance fees	1,000
Transfer agent’s fees and expenses (including affiliated expense of $500) (Note 3)	1,000
Loan interest expense (Note 7)	61
Miscellaneous	22,736

Total expenses	382,653
Expense reimbursement (Note 2)	(187,437)

Net expenses	195,216

Net investment income	341,594

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized loss on:
Investment transactions	(434,360)
Foreign currency transactions	(1,927)

(436,287)

Net change in unrealized appreciation (depreciation) on:
Investments	2,584,851
Foreign currencies	427

2,585,278

Net gain on investments and foreign currencies	2,148,991

Net Increase In Net Assets Resulting From Operations	$2,490,585

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended Ended October 31, 2012	December 21, 2010* through October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income	$341,594	$230,131
Net realized loss on investment and foreign currency transactions	(436,287)	(272,599)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,585,278	(1,093,881)

Net increase (decrease) in net assets resulting from operations	2,490,585	(1,136,349)

Dividends (Note 1)
Dividends from net investment income
Class A	(4,411)	—
Class B	(105)	—
Class C	(955)	—
Class Z	(420,230)	—

	(425,701)	—

Fund share transactions (Note 6)
Net proceeds from shares sold	6,420,938	17,868,451
Net asset value of shares issued in reinvestment of dividends	425,701	—
Cost of shares reacquired	(3,465,794)	(2,650,588)

Net increase in net assets resulting from Fund share transactions	3,380,845	15,217,863

Total increase	5,445,729	14,081,514

Net Assets
Beginning of period	14,081,514	—

End of period(a)	$19,527,243	$14,081,514

(a) Includes undistributed net investment income of:	$191,880	$259,165

*	Commencement of operations.

See Notes to Financial Statements.

Prudential International Real Estate Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end, management investment company. The Trust currently consists of three portfolios: Prudential International Real Estate Fund, Prudential Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential International Real Estate Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. The Trust was organized as a Delaware business trust on September 18, 1998. The Fund commenced investment operations on December 21, 2010. The Fund is non-diversified and its investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of these financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded

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on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential International Real Estate Fund	23

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

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Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral

Prudential International Real Estate Fund	25

Notes to Financial Statements

continued

from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net

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investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

PI has contractually agreed through February 28, 2014 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s

Prudential International Real Estate Fund	27

Notes to Financial Statements

continued

Class A, B and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and 1% of the average daily net assets of the Class A, B, and C shares, respectively. PIMS has contractually agreed through February 28, 2014 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $1,880 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2012, there were no contingent deferred sales charges imposed.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2012, were $5,349,615 and $2,987,958, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $16,822 due to differences in the treatment for book and tax purposes of certain transactions involving investments in passive foreign investment companies and foreign currencies. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $425,701. There were no distributions paid by the Fund for the period ended October 31, 2011.

As of October 31, 2012, the accumulated undistributed earnings on a tax basis was $931,067 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$18,908,897	$1,414,860	$(781,929)	$632,931	$(188)	$632,743

Prudential International Real Estate Fund	29

Notes to Financial Statements

continued

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$423,000

Pre-Enactment Losses:
Expiring 2019	$190,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a

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CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2012, Prudential owned 104 Class A shares, 103 Class B shares, 103 Class C shares and 1,039,874 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	19,755	$187,815
Shares issued in reinvestment of dividends and distributions	560	4,411
Shares reacquired	(75,300)	(675,175)

Net increase (decrease) in shares outstanding	(54,985)	$(482,949)

Period December 21, 2010* through October 31, 2011:
Shares sold	144,845	$1,498,855
Shares reacquired	(56,362)	(570,029)

Net increase (decrease) in shares outstanding	88,483	$928,826

Class B
Year ended October 31, 2012:
Shares sold	16,157	$154,445
Shares issued in reinvestment of dividends and distributions	13	105
Shares reacquired	(349)	(3,500)

Net increase (decrease) in shares outstanding	15,821	$151,050

Period December 21, 2010* through October 31, 2011:
Shares sold	864	$8,834
Shares reacquired	(374)	(3,533)

Net increase (decrease) in shares outstanding	490	$5,301

*	Commencement of operations.

Prudential International Real Estate Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	12,709	$117,395
Shares issued in reinvestment of dividends and distributions	122	955
Shares reacquired	(14,206)	(128,361)

Net increase (decrease) in shares outstanding	(1,375)	$(10,011)

Period December 21, 2010* through October 31, 2011:
Shares sold	3,341	$32,762
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	3,341	$32,762

Class Z
Year ended October 31, 2012:
Shares sold	642,247	$5,961,283
Shares issued in reinvestment of dividends and distributions	53,669	420,230
Shares reacquired	(295,236)	(2,658,758)

Net increase (decrease) in shares outstanding	400,680	$3,722,755

Period December 21, 2010* through October 31, 2011:
Shares sold	1,655,059	$16,328,000
Shares reacquired	(208,895)	(2,077,026)

Net increase (decrease) in shares outstanding	1,446,164	$14,250,974

*	Commencement of operations.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of .08% on the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of .10% on the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

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The Fund utilized the SCA during the year ended October 31, 2012. The average daily balance for the 5 days the Fund had debt outstanding during the year was $290,200 at a weighted average interest rate of approximately 1.50%. At October 31, 2012, the Fund did not have an outstanding loan amount.

Note 8. Notice of Dividends to Shareholders

The Fund declared ordinary income dividends on December 20, 2012 to shareholders of record on December 21, 2012. The ex-dividend date was December 24, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A*	$0.54622
Class B*	$0.47247
Class C*	$0.54622
Class Z*	$0.57056

*	Includes $0.37396 of Special Ordinary Income.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential International Real Estate Fund	33

Financial Highlights

Class A Shares
	Year Ended October 31, 2012(b)		December 21, 2010(e) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.20		$10.00
Income (loss) from investment operations:
Net investment income	.19		.07
Net realized and unrealized gain (loss) on investments	1.23		(.87)
Total from investment operations	1.42		(.80)
Less Dividends and Distributions:
Dividends from net investment income	(.29)		-
Total dividends and distributions	(.29)		-
Net Asset Value, end of period	$10.33		$9.20
Total Return(a):	16.39%		(8.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$346		$814
Average net assets (000)	$228		$353
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.60%	(h)	1.60%	(f)(h)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(h)	1.35%	(f)(h)
Net investment income	2.00%	(h)	.89%	(f)(h)
Portfolio turnover rate	21%		30%	(g)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying fund in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

(h) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment income (loss) ratio would have been 2.88%, 2.63%, and .72%, respectively, for the year ended October 31, 2012 and 3.80%, 3.55% and (1.31)%, respectively, for the period ended October 31, 2011.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended October 31, 2012(b)		December 21, 2010(d) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.08		$10.00
Income (loss) from investment operations:
Net investment income	.08		.11
Net realized and unrealized gain (loss) on investments	1.27		(1.03)
Total from investment operations	1.35		(.92)
Less Dividends and Distributions:
Dividends from net investment income	(.21)		-
Total dividends and distributions	(.21)		-
Net Asset Value, end of period	$10.22		$9.08
Total Return(a):	15.63%		(9.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$167		$4
Average net assets (000)	$52		$5
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.35%	(f)	2.35%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(f)	1.35%	(e)(f)
Net investment income	.87%	(f)	1.29%	(e)(f)
Portfolio turnover rate	21%		30%	(g)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment income (loss) ratio would have been 3.74%, 2.74%, and (.52)%, respectively, for the year ended October 31, 2012 and 4.55%, 3.55%, and (.91)%, respectively, for the period ended October 31, 2011.

(g) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended October 31, 2012(b)		December 21, 2010(d) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.10		$10.00
Income (loss) from investment operations:
Net investment income	.21		.14
Net realized and unrealized gain (loss) on investments	1.20		(1.04)
Total from investment operations	1.41		(.90)
Less Dividends and Distributions:
Dividends from net investment income	(.26)		-
Total dividends and distributions	(.26)		-
Net Asset Value, end of period	$10.25		$9.10
Total Return(a):	16.36%		(9.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20		$30
Average net assets (000)	$23		$23
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.60%	(f)	1.96%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(f)	1.35%	(e)(f)
Net investment income	2.31%	(f)	1.68%	(e)(f)
Portfolio turnover rate	21%		30%	(g)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment income (loss) ratio would have been 2.86%, 2.61%, and 1.05%, respectively, for the year ended October 31, 2012, and 4.16%, 3.55%, and (.52)%, respectively, for the period ended October 31, 2011.

(g) Not annualized.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended October 31, 2012(b)		December 21, 2010(d) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.15		$10.00
Income (loss) from investment operations:
Net investment income	.22		.18
Net realized and unrealized gain (loss) on investments	1.22		(1.03)
Total from investment operations	1.44		(.85)
Less Dividends and Distributions:
Dividends from net investment income	(.31)		-
Total dividends and distributions	(.31)		-
Net Asset Value, end of period	$10.28		$9.15
Total Return(a):	16.82%		(8.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,994		$13,233
Average net assets (000)	$14,068		$12,252
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.35%	(f)	1.35%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(f)	1.35%	(e)(f)
Net investment income	2.39%	(f)	2.15%	(e)(f)
Portfolio turnover rate	21%		30%	(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of expense reimbursement. If the investment manager had not reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and the net investment income (loss) ratio would have been 2.65%, 2.65%, and 1.09%, respectively, for the year ended October 31, 2012 and 3.55%, 3.55%, and (.05)%, respectively, for the period ended October 31, 2011.

(g) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential International Real Estate Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and for the period from December 21, 2010 to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period December 21, 2010 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

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Tax Information

(Unaudited)

For the year ended October 31, 2012, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income distributions paid as qualified dividend income (QDI):

QDI

Prudential International Real Estate Fund	44.96%

For the year ended October 31, 2012, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $27,400 foreign tax credit from recognized foreign source income of $581,932.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2012.

Prudential International Real Estate Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential International Real Estate Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential International Real Estate Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential International Real Estate Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”), which provides subadvisory services to the Fund through its Prudential Real Estate Investors unit (“PREI”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential International Real Estate Fund is a series of Prudential Investment Portfolios 9.

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PREI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PREI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PREI, and also reviewed the qualifications, backgrounds and responsibilities of PREI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PIM’s and PREI’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PIM and PREI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PIM and PREI. The Board noted that PREI and PIM are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM through PREI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM through PREI under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI exceeded the management fees received by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

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•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through June 30, 2013.
•	The Board concluded that, in light of the Fund’s recent inception date and competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential International Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUEAX	PUEBX	PUECX	PUEZX
CUSIP	74441J803	74441J886	74441J878	74441J860

MF210E    0236582-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

Large-Cap Stock

Objective

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Large-Cap Core Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Large-Cap Core Equity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 1.40%; Class B, 2.11%; Class C, 2.10%; Class X, 1.37%; Class Z, 1.10%. Net operating expenses: Class A, 1.20%; Class B, 1.95%; Class C, 1.95%; Class X, 1.20%; Class Z, 0.95%, after contractual reduction through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	16.16%	–4.99%	83.86%	—
Class B	15.29	–8.37	70.71	—
Class C	15.28	–8.30	70.84	—
Class X	16.12	–4.00	N/A	7.82% (3/19/2007)
Class Z	16.41	–3.77	88.34	—
S&P 500 Index	15.19	1.81	94.92	—
Lipper Large-Cap Core Funds Average	13.15	–2.78	86.06	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	24.64%	–1.42%	6.66%	—
Class B	25.90	–1.21	6.48	—
Class C	29.86	–1.01	6.49	—
Class X	25.82	–0.65	N/A	1.33% (3/19/2007)
Class Z	32.27	–0.04	7.54	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Large-Cap Core Funds Average	27.49	0.01	7.17	—

Average Annual Total Returns (With Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	9.77%	–2.13%	5.68%	—
Class B	10.29	–1.91	5.49	—
Class C	14.28	–1.72	5.50	—
Class X	10.12	–1.36	N/A	1.02% (3/19/2007)
Class Z	16.41	–0.77	6.54	—

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Average Annual Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	16.16%	–1.02%	6.28%	—
Class B	15.29	–1.73	5.49	—
Class C	15.28	–1.72	5.50	—
Class X	16.12	–0.81	N/A	1.35% (3/19/2007)
Class Z	16.41	–0.77	6.54	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year after purchase, and a 12b-1 fee of 1% annually. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other Prudential Investments mutual funds. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/12 is 12.15% for Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/12 is 2.45% for Class X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/12 is 7.60% for Class X. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/12 is 1.52% for Class X.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/12
Apple, Inc., Computers & Peripherals	4.6%
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	4.0
Chevron Corp., Oil, Gas & Consumable Fuels	2.2
Pfizer, Inc., Pharmaceuticals	2.2
Procter & Gamble Co. (The), Household Products	2.0

Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/12
Information Technology	19.9%
Financials	13.7
Healthcare	13.4
Consumer Discretionary	12.4
Energy	11.6

Industry weightings are subject to change.

Prudential Large-Cap Core Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Large-Cap Core Equity Fund’s Class A shares gained 16.16% for the 12-month reporting period ended October 31, 2012, outperforming the 15.19% gain of the benchmark S&P 500 Index (the Index), and outperforming the 13.15% gain of the Lipper Large-Cap Core Funds Average.

What were conditions like in the U.S. stock market?

•	The U.S. stock market advanced despite significant headwinds in the form of slowing global growth, European sovereign debt concerns, and uncertainty surrounding government policy at home and abroad.

•

During the first quarter of 2012, improving economic data including a strong jobs market which created over 200,000 jobs for three months in a row (December, January, and February), combined with the Federal Reserve’s upgrade of the U.S. economic growth trajectory from modest to moderate, and pushed market indexes to multi-year highs. Stock market performance in the first three months of 2012 ranked among the best quarterly returns since 1998.

•

After this strong beginning, a series of disappointments shook the stock market. Waning job numbers and the Federal Reserve’s (the Fed) failure to immediately act upon them disappointed investors until breakthroughs by European policymakers reenergized global financial markets on the last day of the quarter. The S&P 500 posted its largest single-day gain of the year, although stocks remained down for the quarter due to the plunge in May. A volatile quarter aside, most broad market averages remained positive for the year.

•

In September, central banks around the world slashed target interest rates and the U.S. and Europe announced open-ended bond buying programs to prop up faltering economies. The Fed indicated that Quantitative Easing 3 (QE3) would remain in effect until employment improved. The program, as did two previous rounds of quantitative easing, favored equities and helped pushed investors into riskier assets, thereby lifting the stock markets.

•

After reaching highs in early October, the U.S. stock market subsequently sold off for the remainder of the month, driven by uncertainty surrounding the outcome of the presidential election and its impact on the looming “fiscal cliff” (expiring tax cuts and stimulus programs and mandatory budget cuts), coupled with concerns about anemic economic growth. Then events were compounded when Hurricane Sandy, which left widespread flooding and blackouts in lower Manhattan, shut down the stock market for two days. Although the S&P 500 was down almost 2% for the month, the Index still posted a double-digit return for the reporting period.

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How did the sectors of the S&P 500 Index perform?

•

With investor sentiment moving between optimism and pessimism throughout the year, no dominant theme emerged among sector performance. However, as U.S. economic growth continued to slow, defensive sectors, those more resistant to the movement of the business cycle, including telecommunications, healthcare, and consumer staples, performed strongly although one defensive sector—utilities—underperformed.

•

Some cyclical stocks, those more closely tied to the economic cycle, also performed well. Consumer discretionary stocks rose. Financial stocks also outperformed, despite many challenges still facing the industry. Several economically sensitive sectors, including materials and energy, underperformed.

•

The Fund’s sector weighting was close to that of the Index and sector allocation did not have a meaningful impact on performance. Stock selection was positive in most sectors. Stock selection in the energy, financials, materials and technology sectors positively contributed to the Fund performance, while selection in the consumer staples sector detracted.

How did the U.S. stock market perform with respect to investment styles?

•

Over the past 12 months, all investments styles advanced. Large-cap value indexes outperformed large-cap growth indexes. Within the value indexes, financials, which are heavily weighted, performed strongly. Within the growth indexes, technology stocks, which are heavily weighted, underperformed. In general, economic uncertainty pushed risk-averse investors into the relative safety of larger companies, and larger stocks outperformed smaller stocks.

Among slowly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•

QMA places a heavier emphasis on valuation factors, such as price-to-earnings (P/E) and price-to-book (P/B) ratios, when evaluating slower-growing stocks. Valuation factors performed well over the past year and contributed to the Fund’s return.

•

Among slowly growing companies, financial stocks were some of the best performing, benefitting from the strong performance of the sector’s valuation factors. Healthcare stocks were also a strong performer among slower-growing companies, as investors flocked to the sector in search of safety.

•

Slower-growing stocks that the Fund did not hold also contributed to performance. For example, the Fund was underweight Hewlett-Packard. Although the stock appeared cheap, the price fell nearly 47% on declining earnings estimates.

Prudential Large-Cap Core Equity Fund	7

Strategy and Performance Overview (continued)

•

Some of the Fund’s technology stock holdings, including an overweight to Dell, detracted from performance. Although Dell looked inexpensive, the stock declined 41% as its earnings prospects deteriorated.

Among rapidly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•

For faster-growing stocks, QMA’s process places a heavier weighting on news factors, such as the direction of analyst estimates. This factor also performed well during the reporting period and contributed to the Fund’s return, although not as significantly as the valuation factors.

•

The focus on news factors benefited performance, particularly among technology stocks, which were some of the Fund’s best performers among rapidly growing stocks. For example, the Fund held an overweight in Apple based on rising analyst estimates. The stock advanced nearly 48% over the past year. Overweights in other stocks based on rising analysts estimates, including Visa and Akamai Technologies which advanced 50% and 41%, respectively, also positively contributed to performance.

•

Stocks whose respective analyst estimates changed direction from increasing to decreasing detracted from Fund performance. Overweights in Cummins Inc. and Helmerich & Payne, which fell 4% and 10%, respectively, hurt performance when the direction of their respective estimate revisions changed.

How did the Fund’s tax management strategy affect its performance?

•

Although difficult to quantify, the Fund’s tax management objective affected performance over the course of the reporting period. Trading in the portfolio is not dictated by tax concerns, but the potential impact that trading can have on taxes is factored into investment decisions.

•

For example, a tax management strategy may result in a higher exposure to momentum in the portfolio, as stocks that have been outperforming may be held due to tax consequences, and stocks that have been underperforming may be sold to generate a tax loss. In an environment where momentum performs well, as was the case over the reporting period, this can help performance.

•

In any given year, the performance of the Fund may differ from that of one which does not have tax management as one of its objectives. Over the long term, QMA expects the performance differential between funds with and without a tax management objective to be minimal.

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Did the Fund hold derivatives, and did they affect performance?

•	The Fund held futures contracts on the S&P 500.

•	QMA utilizes these instruments as a means of holding a position and managing daily cash flows, and not as a means of adding value. Subsequently, the effect on performance was minimal.

Prudential Large-Cap Core Equity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Large-Cap Core Equity Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,024.20	1.20%	$6.11
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09

Class B	Actual	$1,000.00	$1,021.30	1.95%	$9.91
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88

Class C	Actual	$1,000.00	$1,021.30	1.95%	$9.91
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88

Class X	Actual	$1,000.00	$1,025.10	1.20%	$6.11
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09

Class Z	Actual	$1,000.00	$1,026.20	0.95%	$4.84
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS
CONSUMER DISCRETIONARY 12.4%

Auto Components 0.1%
6,300	Delphi Automotive PLC*	$198,072

Automobiles 0.1%
2,300	Thor Industries, Inc.	87,469

Diversified Consumer Services
900	Apollo Group, Inc. (Class A Stock)*	18,072

Hotels, Restaurants & Leisure 1.5%
15,700	McDonald’s Corp.	1,362,760
3,100	Panera Bread Co. (Class A Stock)*	522,784

		1,885,544

Household Durables 0.9%
800	NACCO Industries, Inc. (Class A Stock)	40,512
2,400	Tempur-Pedic International, Inc.*(a)	63,456
11,300	Whirlpool Corp.	1,103,784

		1,207,752

Internet & Catalog Retail 0.2%
200	Amazon.com, Inc.*	46,564
3,700	HSN, Inc.	192,474

		239,038

Leisure Equipment & Products 0.9%
11,400	Polaris Industries, Inc.	963,300
5,100	Sturm, Ruger & Co., Inc.(a)	240,873

		1,204,173

Media 2.6%
13,700	Comcast Corp. (Class A Stock)	513,887
2,200	McGraw-Hill Cos., Inc. (The)	121,616
59,800	News Corp. (Class A Stock)	1,430,416
6,000	Time Warner, Inc.(a)	260,700
16,300	Viacom, Inc. (Class B Stock)	835,701
3,560	Walt Disney Co. (The)(a)	174,689

		3,337,009

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
CONSUMER DISCRETIONARY (Continued)

Multiline Retail 1.3%
6,800	Dillard’s, Inc. (Class A Stock)	$523,600
9,200	Dollar Tree, Inc.*	366,804
21,400	Macy’s, Inc.	814,698

		1,705,102

Specialty Retail 3.6%
5,000	Ascena Retail Group, Inc.*	99,000
4,500	Finish Line, Inc. (The) (Class A Stock)	93,623
7,900	Foot Locker, Inc.	264,650
21,600	Gap, Inc. (The)	771,552
12,200	Home Depot, Inc. (The)	748,836
8,300	PetSmart, Inc.	551,037
15,500	Ross Stores, Inc.	944,725
27,300	TJX Cos., Inc.	1,136,499

		4,609,922

Textiles, Apparel & Luxury Goods 1.2%
15,100	Coach, Inc.	846,355
7,200	Crocs, Inc.*	90,720
6,500	Nike, Inc. (Class B Stock)	593,970

		1,531,045
CONSUMER STAPLES 9.7%

Beverages 1.7%
33,600	Coca-Cola Co. (The)	1,249,248
2,200	Dr Pepper Snapple Group, Inc.	94,270
11,394	PepsiCo, Inc.	788,921

		2,132,439

Food & Staples Retailing 3.6%
30,500	CVS Caremark Corp.	1,415,200
28,500	Walgreen Co.	1,004,055
26,870	Wal-Mart Stores, Inc.	2,015,787
1,700	Whole Foods Market, Inc.	161,041

		4,596,083

Food Products 1.0%
3,038	Archer-Daniels-Midland Co.	81,540
1,700	Bunge Ltd.	120,751

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
CONSUMER STAPLES (Continued)

Food Products (cont’d.)
8,300	Darling International, Inc.*	$137,199
2,100	Dean Foods Co.*	35,364
6,300	Ingredion, Inc.	387,198
12,200	Kraft Foods Group, Inc.*	554,856

		1,316,908

Household Products 2.1%
1,300	Kimberly-Clark Corp.	108,485
37,364	Procter & Gamble Co. (The)	2,587,083

		2,695,568

Personal Products
1,300	Prestige Brands Holdings, Inc.*	22,607
500	USANA Health Sciences, Inc.*(a)	21,570

		44,177

Tobacco 1.3%
10,400	Altria Group, Inc.	330,720
2,300	Lorillard, Inc.	266,823
9,100	Philip Morris International, Inc.	805,896
6,100	Reynolds American, Inc.(a)	254,004

		1,657,443
ENERGY 11.6%

Energy Equipment & Services 0.7%
1,600	Ensco PLC (Class A Stock)	92,512
400	Geospace Technologies Corp.*	25,892
2,100	Helmerich & Payne, Inc.	100,380
3,600	Oceaneering International, Inc.	188,388
3,100	Oil States International, Inc.*	226,610
4,400	Schlumberger Ltd.	305,932

		939,714

Oil, Gas & Consumable Fuels 10.9%
4,500	Apache Corp.	372,375
8,200	Cabot Oil & Gas Corp.	385,236
25,384	Chevron Corp.	2,797,571
19,100	ConocoPhillips	1,104,935
56,474	Exxon Mobil Corp.	5,148,735

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
ENERGY (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
6,100	Hess Corp.	$318,786
30,500	Marathon Oil Corp.	916,830
18,450	Marathon Petroleum Corp.	1,013,458
8,600	Murphy Oil Corp.	516,000
300	Occidental Petroleum Corp.	23,688
17,150	Phillips 66	808,794
10,000	Tesoro Corp.	377,100
5,800	Valero Energy Corp.	168,780

		13,952,288
FINANCIALS 13.7%

Capital Markets 2.4%
4,900	BlackRock, Inc.	929,432
900	Franklin Resources, Inc.	115,020
11,200	Goldman Sachs Group, Inc. (The)	1,370,768
3,700	Jefferies Group, Inc.	52,688
20,000	Morgan Stanley	347,600
5,000	State Street Corp.	222,850

		3,038,358

Commercial Banks 4.2%
26,900	BB&T Corp.	778,755
72,400	Huntington Bancshares, Inc.	462,636
5,100	KeyCorp	42,942
3,700	PNC Financial Services Group, Inc.	215,303
59,200	Regions Financial Corp.	385,984
1,000	Sterling Financial Corp.	21,260
25,491	US Bancorp	846,556
76,664	Wells Fargo & Co.	2,582,810

		5,336,246

Consumer Finance 1.1%
27,500	Discover Financial Services	1,127,500
12,800	Nelnet, Inc. (Class A Stock)	312,448

		1,439,948

Diversified Financial Services 2.1%
27,368	Bank of America Corp.	255,070
5,070	Citigroup, Inc.	189,567

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
FINANCIALS (Continued)

Diversified Financial Services (cont’d.)
54,800	JPMorgan Chase & Co.	$2,284,064

		2,728,701

Insurance 2.4%
4,700	ACE Ltd.	369,655
600	Allied World Assurance Co. Holdings AG	48,180
18,500	American International Group, Inc.*	646,205
9,500	Berkshire Hathaway, Inc. (Class B Stock)*	820,325
1,800	Chubb Corp. (The)	138,564
1,400	Primerica, Inc.	39,564
1,000	ProAssurance Corp.	89,400
2,200	Symetra Financial Corp.	26,290
24,400	Unum Group	494,832
18,700	XL Group PLC	462,638

		3,135,653

Real Estate Investment Trusts 1.5%
2,800	American Capital Agency Corp.	92,456
3,100	CommonWealth REIT	42,501
5,800	Franklin Street Properties Corp.	66,178
14,900	General Growth Properties, Inc.	292,934
2,100	HCP, Inc.	93,030
6,900	Hospitality Properties Trust	159,528
18,000	Inland Real Estate Corp.	147,060
7,000	Piedmont Office Realty Trust, Inc. (Class A Stock)	124,600
13,000	Resource Capital Corp.	76,180
2,600	RLJ Lodging Trust	46,332
2,300	Simon Property Group, Inc.	350,083
3,200	Vornado Realty Trust	256,672
16,100	Winthrop Realty Trust	176,134

		1,923,688
HEALTHCARE 13.4%

Biotechnology 2.8%
900	Alexion Pharmaceuticals, Inc.*	81,342
17,600	Amgen, Inc.	1,523,192
6,800	Biogen Idec, Inc.*	939,896
14,600	Celgene Corp.*	1,070,472

		3,614,902

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
HEALTHCARE (Continued)

Healthcare Equipment & Supplies 1.1%
2,500	CareFusion Corp.*	$66,400
21,100	Covidien PLC	1,159,445
2,300	St. Jude Medical, Inc.	87,998
1,100	Stryker Corp.	57,860

		1,371,703

Healthcare Providers & Services 3.1%
23,200	Aetna, Inc.(a)	1,013,840
16,800	Coventry Health Care, Inc.	733,152
3,000	Humana, Inc.	222,810
22,400	UnitedHealth Group, Inc.	1,254,400
11,700	WellPoint, Inc.	716,976

		3,941,178

Life Sciences Tools & Services 0.4%
9,500	Thermo Fisher Scientific, Inc.	580,070

Pharmaceuticals 6.0%
20,400	Abbott Laboratories	1,336,608
23,700	Eli Lilly & Co.	1,152,531
17,799	Johnson & Johnson(a)	1,260,525
26,700	Merck & Co., Inc.	1,218,321
111,534	Pfizer, Inc.	2,773,851

		7,741,836
INDUSTRIALS 10.9%

Aerospace & Defense 2.5%
3,700	Alliant Techsystems, Inc.	211,973
2,100	Esterline Technologies Corp.*	121,359
14,500	General Dynamics Corp.	987,160
9,900	Honeywell International, Inc.	606,276
4,600	Huntington Ingalls Industries, Inc.	194,948
12,400	Northrop Grumman Corp.	851,756
2,700	Raytheon Co.	152,712
700	United Technologies Corp.	54,712

		3,180,896

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
INDUSTRIALS (Continued)

Air Freight & Logistics 0.9%
7,500	FedEx Corp.	$689,925
6,200	United Parcel Service, Inc. (Class B Stock)	454,150

		1,144,075

Building Products 0.1%
1,500	Lennox International, Inc.	75,075

Commercial Services & Supplies
1,600	Copart, Inc.*	46,064

Construction & Engineering 0.6%
18,100	KBR, Inc.	504,266
7,500	URS Corp.	251,100

		755,366

Electrical Equipment 0.9%
3,200	Babcock & Wilcox Co. (The)*	82,464
18,200	Emerson Electric Co.	881,426
5,900	EnerSys, Inc.*	203,432

		1,167,322

Industrial Conglomerates 1.6%
99,300	General Electric Co.	2,091,258

Machinery 1.9%
3,800	AGCO Corp.*	172,938
14,800	Deere & Co.	1,264,512
800	Hyster-Yale Materials Handling, Inc. (Class B Stock)*	32,864
8,200	Ingersoll-Rand PLC	385,646
1,500	Mueller Industries, Inc.	65,700
9,700	Oshkosh Corp.*	290,806
5,500	Timken Co.	217,195
700	Toro Co. (The)	29,554

		2,459,215

Professional Services 0.2%
4,700	Equifax, Inc.	235,188

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
INDUSTRIALS (Continued)

Road & Rail 2.2%
39,100	CSX Corp.	$800,377
11,200	Norfolk Southern Corp.	687,120
11,000	Union Pacific Corp.	1,353,330

		2,840,827

Trading Companies & Distributors
900	DXP Enterprises, Inc.*	44,307
INFORMATION TECHNOLOGY 19.9%

Communications Equipment 2.1%
6,800	Brocade Communications Systems, Inc.*	36,040
88,450	Cisco Systems, Inc.	1,516,033
4,400	Harris Corp.	201,432
17,400	QUALCOMM, Inc.	1,019,205

		2,772,710

Computers & Peripherals 5.5%
9,960	Apple, Inc.	5,927,196
46,000	EMC Corp.*	1,123,320

		7,050,516

Internet Software & Services 1.8%
23,300	Akamai Technologies, Inc.*	885,167
2,000	Ancestry.com, Inc.*(a)	63,200
1,400	Google, Inc. (Class A Stock)*	951,678
4,200	IAC/InterActiveCorp	203,070
14,700	Yahoo!, Inc.*	247,107

		2,350,222

IT Services 5.1%
15,700	Accenture PLC (Class A Stock)	1,058,337
16,900	CoreLogic, Inc.*	402,220
3,700	Global Payments, Inc.	158,175
7,770	International Business Machines Corp.	1,511,498
7,600	Lender Processing Services, Inc.	183,236
3,100	Mastercard, Inc. (Class A Stock)	1,428,883
15,200	SAIC, Inc.	167,048
12,000	Visa, Inc. (Class A Stock)	1,665,120

		6,574,517

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Semiconductors & Semiconductor Equipment 0.7%
27,000	Intel Corp.	$583,875
46,300	LSI Corp.*	317,155

		901,030

Software 4.7%
23,100	CA, Inc.	520,212
1,600	Fair Isaac Corp.	74,560
18,300	Intuit, Inc.	1,087,386
75,200	Microsoft Corp.	2,145,832
65,600	Oracle Corp.	2,036,880
3,600	Parametric Technology Corp.*	72,648
4,200	Symantec Corp.*	76,398
300	VMware, Inc. (Class A Stock)*	25,431

		6,039,347
MATERIALS 2.5%

Chemicals 2.1%
3,800	CF Industries Holdings, Inc.	779,722
13,600	Eastman Chemical Co.	805,664
1,000	LSB Industries, Inc.*	40,270
4,700	LyondellBasell Industries NV (Class A Stock)	250,933
5,500	Sherwin-Williams Co. (The)	784,190

		2,660,779

Construction Materials 0.1%
2,100	Eagle Materials, Inc.(a)	111,237

Metals & Mining 0.3%
5,800	Coeur d’Alene Mines Corp.*	179,278
6,200	Southern Copper Corp.(a)	236,220

		415,498
TELECOMMUNICATION SERVICES 2.7%

Diversified Telecommunication Services
39,768	AT&T, Inc.	1,375,575
45,800	Verizon Communications, Inc.	2,044,512

		3,420,087

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	21

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
UTILITIES 2.4%

Electric Utilities 0.9%
16,100	Duke Energy Corp.	$1,057,609
900	El Paso Electric Co.	30,591
1,900	Xcel Energy, Inc.	53,675

		1,141,875

Gas Utilities 0.2%
8,100	UGI Corp.	261,549

Independent Power Producers & Energy Traders 0.1%
17,500	AES Corp. (The)	182,875

Multi-Utilities 0.8%
4,300	Alliant Energy Corp.	192,210
13,800	Ameren Corp.	453,744
11,900	Public Service Enterprise Group, Inc.	381,276

		1,027,230

Water Utilities 0.4%
12,000	American Water Works Co., Inc.	440,880

	Total long-term investments (cost $92,363,077)	127,600,046

Principal Amount (000)
SHORT-TERM INVESTMENTS 3.7%

United States Government Security 0.1%
$ 160	United States Treasury Bill 0.101%, 12/20/12 (cost $159,978)(b)(c)	159,978

Shares

Affiliated Money Market Mutual Fund 3.6%
4,637,679	Prudential Investment Portfolios - 2 Prudential Core Taxable Money Market Fund (cost $4,637,679; includes $3,673,094 of cash collateral received for securities on loan)(d)(e)	4,637,679

	Total short-term investments (cost $4,797,657)	4,797,657

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description	Value (Note 1)
Total Investments 102.9% (cost $97,160,734; Note 5)	$132,397,703
Liabilities in excess of other assets(f) (2.9%)	(3,738,149)

Net Assets 100.0%	$128,659,554

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,585,965; cash collateral of $3,673,094 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Rate quoted represents yield-to-maturity as of purchase date.
(c)	Represents security, or a portion thereof, segregated as collateral for futures contract.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open future contracts outstanding at October 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2012	Unrealized Depreciation
	Long Position:
18	E-mini S&P 500 Futures	Dec. 2012	$1,289,425	$1,266,120	$(23,305)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	23

Portfolio of Investments

as of October 31, 2012 continued

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$127,567,182	$32,864	$—
United States Government Security	—	159,978	—
Affiliated Money Market Mutual Fund	4,637,679	—	—
Other Financial Instruments*
Futures	(23,305)	—	—

Total	$132,181,556	$192,842	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Information Technology	19.9%
Financials	13.7
Healthcare	13.4
Consumer Discretionary	12.4
Energy	11.6
Industrials	10.9
Consumer Staples	9.7
Affiliated Money Market Mutual Fund (including 2.9% of collateral received for securities on loan)	3.6
Telecommunication Services	2.7%
Materials	2.5
Utilities	2.4
United States Government Security	0.1

102.9
Liabilities in excess of other assets	(2.9)

100.0%

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker—variation margin	$23,305	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$324,774

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(99,085)

For the year ended October 31, 2012, the Fund’s average value at trade date for futures long position was $1,603,735.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	25

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value, including securities on loan of $3,585,965:
Unaffiliated investments (cost $92,523,055)	$127,760,024
Affiliated investments (cost $4,637,679)	4,637,679
Dividends and interest receivable	166,665
Receivable for Fund shares sold	31,772
Prepaid expenses	2,521

Total assets	132,598,661

Liabilities
Payable to broker for collateral for securities on loan	3,673,094
Accrued expenses	103,237
Management fee payable	84,818
Distribution fee payable	35,378
Payable for Fund shares reacquired	28,578
Affiliated transfer agent fee payable	13,282
Due to broker—variation margin	720

Total liabilities	3,939,107

Net Assets	$128,659,554

Net assets were comprised of:
Shares of beneficial interest, at par	$10,197
Paid-in capital in excess of par	87,830,155

87,840,352
Undistributed net investment income	829,041
Accumulated net realized gain on investment and financial futures transactions	4,776,497
Net unrealized appreciation on investments	35,213,664

Net assets, October 31, 2012	$128,659,554

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share
($70,475,484 ÷ 5,547,274 shares of beneficial interest issued and outstanding)	$12.70
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price to public	$13.44

Class B
Net asset value, offering price and redemption price per share
($3,029,438 ÷ 253,350 shares of beneficial interest issued and outstanding)	$11.96

Class C
Net asset value, offering price and redemption price per share
($20,133,605 ÷ 1,682,289 shares of beneficial interest issued and outstanding)	$11.97

Class X
Net asset value, offering price and redemption price per share
($469,728 ÷ 38,338 shares of beneficial interest issued and outstanding)	$12.25

Class Z
Net asset value, offering price and redemption price per share
($34,551,299 ÷ 2,676,018 shares of beneficial interest issued and outstanding)	$12.91

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2012

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $13,859)	$2,702,785
Affiliated income from securities loaned, net	14,848
Affiliated dividend income	2,541
Interest	168

Total income	2,720,342

Expenses
Management fee	820,489
Distribution fee—Class A	163,224
Distribution fee—Class B	34,965
Distribution fee—Class C	204,489
Distribution fee—Class L	16,072
Distribution fee—Class M	1,551
Distribution fee—Class X	1,582
Transfer agent’s fees and expenses (including affiliated expense of $68,200) (Note 3)	275,000
Registration fees	89,000
Custodian’s fees and expenses	85,000
Reports to shareholders	45,000
Audit fee	23,000
Legal fees and expenses	22,000
Trustees’ fees	14,000
Insurance	2,000
Loan interest expense (Note 7)	165
Miscellaneous	15,123

Total expenses	1,812,660
Less: Management fee waiver (Note 2)	(190,485)

Net expenses	1,622,175

Net investment income	1,098,167

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	4,773,946
Financial futures transactions	324,774

5,098,720

Net change in unrealized appreciation (depreciation) on:
Investments	12,643,912
Financial futures contracts	(99,085)

12,544,827

Net gain on investments	17,643,547

Net Increase In Net Assets Resulting From Operations	$18,741,714

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,098,167	$1,044,368
Net realized gain on investment transactions	5,098,720	49,321,321
Net change in unrealized appreciation (depreciation) on investments	12,544,827	(22,522,002)

Net increase in net assets resulting from operations	18,741,714	27,843,687

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(595,220)	(107,588)
Class B	(12,057)	—
Class C	(62,241)	—
Class L	(28,457)	—
Class M	(1,808)	—
Class X	(8,207)	(2,994)
Class Z	(395,158)	(638,260)

	(1,103,148)	(748,842)

Distributions from net realized gains
Class A	(4,106,809)	—
Class B	(280,388)	—
Class C	(1,447,462)	—
Class L	(255,983)	—
Class M	(42,040)	—
Class X	(54,719)	—
Class Z	(2,115,448)	—

	(8,302,849)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,861,788	116,185,903
Net asset value of shares issued in reinvestment of dividends and distributions	9,057,492	192,729
Cost of shares reacquired	(23,068,721)	(262,798,860)

Net decrease in net assets from Fund share transactions	(5,149,441)	(146,420,228)

Capital Contributions (Note 2)
Class X	34	247

Total increase (decrease)	4,186,310	(119,325,136)

Net Assets:
Beginning of year	124,473,244	243,798,380

End of year(a)	$128,659,554	$124,473,244

(a) Includes undistributed net investment income of:	$829,041	$829,801

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund (the “Fund”), Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund. These financial statements relate to Prudential Large-Cap Core Equity Fund, a diversified fund. The financial statements of the Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund are not presented herein.

The Fund’s investment objective is to seek long-term after-tax growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, issued and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the

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securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”.

Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are

Prudential Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises

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the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate was .65% for the year ended October 31, 2012.

Effective July 1, 2011, PI has contractually agreed through February 28, 2014 to waive a portion of the Fund’s management fees so that the Fund’s annual operating expenses (exclusive of distribution and service (12b-1) fees, and certain other expenses such as taxes, interest, and brokerage commissions) do not exceed .95% of the Fund’s average daily net assets.

The Fund has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Fund’s Class A, Class B, Class C, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Fund’s Class X shares.

The Fund has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, and Class X shares of the Fund in accordance with Rule 12b-1 of the 1940 Act, as amended. No distribution or service fees are paid to PIMS as distributor for the Fund’s Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1.00%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, C, and X shares, respectively. Through February 28, 2014, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

Prudential Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

PIMS has advised the Fund that it received $25,932 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2012, it received $205, $5,380, and $250 in contingent deferred sales charges imposed upon certain redemptions by Class A, B, and C, shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2012, PIM has been compensated in the amount of approximately $4,400 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2012, were $111,585,510 and $124,803,075, respectively.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2012, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $4,221 due to reclassification of distributions and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,094,619 of ordinary income and $8,311,378 of long-term capital gains for the year ended October 31, 2012 and $748,842 of ordinary income for the year ended October 31, 2011, respectively.

As of October 31, 2012, the accumulated undistributed earnings on a tax basis were $829,041 of ordinary income and $4,885,044 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$97,292,587	$35,661,334	$(556,218)	$35,105,116

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Large-Cap Core Equity Fund	37

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares are closed to new purchases. Class X shares will automatically convert to Class A shares approximately ten years after purchase. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital stock.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	342,118	$4,156,661
Shares issued in reinvestment of dividends and distributions	412,010	4,499,152
Shares reacquired	(963,525)	(11,523,902)

Net increase (decrease) in shares outstanding before conversion	(209,397)	(2,868,089)
Shares issued upon conversion from Class B, L, M, X and Z	528,491	6,505,425
Shares reacquired upon conversion into Class Z	(3,591)	(43,726)

Net increase (decrease) in shares outstanding	315,503	$3,593,610

Year ended October 31, 2011:
Shares sold	226,434	$2,718,176
Shares issued in reinvestment of dividends and distributions	8,951	102,580
Shares reacquired	(1,129,537)	(13,433,437)

Net increase (decrease) in shares outstanding before conversion	(894,152)	(10,612,681)
Shares issued upon conversion from Class B, M, X and Z	333,907	3,979,299
Shares reacquired upon conversion into Class Z	(64,388)	(789,446)

Net increase (decrease) in shares outstanding	(624,633)	$(7,422,828)

Class B
Year ended October 31, 2012:
Shares sold	41,138	$471,324
Shares issued in reinvestment of dividends and distributions	26,935	278,772
Shares reacquired	(50,973)	(579,463)

Net increase (decrease) in shares outstanding before conversion	17,100	170,633
Shares reacquired upon conversion into Class A	(124,237)	(1,399,463)

Net increase (decrease) in shares outstanding	(107,137)	$(1,228,830)

Year ended October 31, 2011:
Shares sold	36,242	$410,489
Shares reacquired	(73,858)	(828,131)

Net increase (decrease) in shares outstanding before conversion	(37,616)	(417,642)
Shares reacquired upon conversion into Class A	(109,632)	(1,218,226)

Net increase (decrease) in shares outstanding	(147,248)	$(1,635,868)

Prudential Large-Cap Core Equity Fund	39

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	63,033	$710,705
Shares issued in reinvestment of dividends and distributions	138,334	1,433,144
Shares reacquired	(357,707)	(4,006,440)

Net increase (decrease) in shares outstanding before conversion	(156,340)	(1,862,591)
Shares reacquired upon conversion into Class Z	(2,762)	(32,878)

Net increase (decrease) in shares outstanding	(159,102)	$(1,895,469)

Year ended October 31, 2011:
Shares sold	39,452	$443,412
Shares reacquired	(344,619)	(3,901,637)

Net increase (decrease) in shares outstanding before conversion	(305,167)	(3,458,225)
Shares reacquired upon conversion into Class Z	(1,009)	(11,062)

Net increase (decrease) in shares outstanding	(306,176)	$(3,469,287)

Class L
Period ended August 24, 2012:*
Shares sold	62	$728
Shares issued in reinvestment of dividends and distributions	25,537	278,864
Shares reacquired	(32,770)	(390,254)

Net increase (decrease) in shares outstanding before conversion	(7,171)	(110,662)
Shares reacquired upon conversion into Class A	(318,177)	(4,007,434)

Net increase (decrease) in shares outstanding	(325,348)	$(4,118,096)

Year ended October 31, 2011:
Shares sold	660	$7,600
Shares reacquired	(59,311)	(703,599)

Net increase (decrease) in shares outstanding	(58,651)	$(695,999)

Class M
Period ended April 13, 2012:**
Shares sold	14	$154
Shares issued in reinvestment of dividends and distributions	3,887	40,276
Shares reacquired	(2,084)	(22,170)

Net increase (decrease) in shares outstanding before conversion	1,817	18,260
Shares reacquired upon conversion into Class A	(67,391)	(744,750)

Net increase (decrease) in shares outstanding	(65,574)	$(726,490)

Year ended October 31, 2011:
Shares sold	3,295	$37,625
Shares reacquired	(135,762)	(1,581,318)

Net increase (decrease) in shares outstanding before conversion	(132,467)	(1,543,693)
Shares reacquired upon conversion into Class A	(193,614)	(2,207,754)

Net increase (decrease) in shares outstanding	(326,081)	$(3,751,447)

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Class X	Shares	Amount
Year ended October 31, 2012:
Shares sold	64	$738
Shares issued in reinvestment of dividends and distributions	5,974	62,910
Shares reacquired	(10,613)	(122,332)

Net increase (decrease) in shares outstanding before conversion	(4,575)	(58,684)
Shares reacquired upon conversion into Class A	(30,138)	(349,136)

Net increase (decrease) in shares outstanding	(34,713)	$(407,820)

Year ended October 31, 2011:
Shares sold	137	$1,592
Shares issued in reinvestment of dividends and distributions	270	2,994
Shares reacquired	(15,943)	(182,574)

Net increase (decrease) in shares outstanding before conversion	(15,536)	(177,988)
Shares reacquired upon conversion into Class A	(42,317)	(496,947)

Net increase (decrease) in shares outstanding	(57,853)	$(674,935)

Class Z
Year ended October 31, 2012:
Shares sold	283,238	$3,521,478
Shares issued in reinvestment of dividends and distributions	222,617	2,464,374
Shares reacquired	(531,038)	(6,424,160)

Net increase (decrease) in shares outstanding before conversion	(25,183)	(438,308)
Shares issued upon conversion from Class A and C	6,103	76,604
Shares reacquired upon conversion into Class A	(372)	(4,642)

Net increase (decrease) in shares outstanding	(19,452)	$(366,346)

Year ended October 31, 2011:
Shares sold	9,171,981	$112,567,009
Shares issued in reinvestment of dividends and distributions	7,501	87,155
Shares reacquired	(19,225,188)	(242,168,164)

Net increase (decrease) in shares outstanding before conversion	(10,045,706)	(129,514,000)
Shares issued upon conversion from Class A and C	64,428	800,508
Shares reacquired upon conversion into Class A	(4,881)	(56,372)

Net increase (decrease) in shares outstanding	(9,986,159)	$(128,769,864)

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been

Prudential Large-Cap Core Equity Fund	41

Notes to Financial Statements

continued

renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2012. The average daily balance for the 13 days the Fund had loans outstanding during the period was approximately $298,000, borrowed at a weighted average interest rate of 1.53%. At October 31, 2012, the Fund did not have an outstanding loan amount.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gain distributions on December 11, 2012 to shareholders of record on December 12, 2012. The ex-dividend date was December 13, 2012. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.1330	$0.4855
Class B	$0.0483	$0.4855
Class C	$0.0479	$0.4855
Class X	$0.1343	$0.4855
Class Z	$0.1637	$0.4855

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2012		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.84		$11.01		$9.71	$9.32	$14.85
Income (loss) from investment operations:
Net investment income	.11		.05		.05	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.65		.80		1.30	.40	(5.54)
Total from investment operations	1.76		.85		1.35	.49	(5.42)
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.02)		(.05)	(.10)	(.11)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.90)		(.02)		(.05)	(.10)	(.11)
Net asset value, end of year	$12.70		$11.84		$11.01	$9.71	$9.32
Total Return(b):	16.16%		7.71%		13.92%	5.40%	(36.75)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$70,475		$61,961		$64,473	$62,739	$68,021
Average net assets (000)	$65,277		$65,724		$64,562	$58,578	$93,917
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.20%	(d)(e)	1.55%	(d)(e)	1.48%	1.55%	1.34%
Expenses, excluding distribution and service (12b-1) fees	.95%	(d)	1.27%	(d)	1.18%	1.25%	1.06%
Net investment income	.95%	(d)	.43%	(d)	.45%	1.10%	.94%
Portfolio turnover rate	89%		121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.35%, 1.10%, and .80%, respectively, for the year ended October 31, 2012 and 1.67%, 1.39% and .31%, respectively, for the year ended October 31, 2011.

(e) Effective July 1, 2011, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2014.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	43

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2012		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.20		$10.47		$9.26	$8.87	$14.14
Income (loss) from investment operations:
Net investment income (loss)	.03		(.03)		(.02)	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.55		.76		1.23	.37	(5.29)
Total from investment operations	1.58		.73		1.21	.41	(5.26)
Less Dividends and Distributions:
Dividends from net investment income	(.03)		-		-	(.02)	(.01)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.82)		-		-	(.02)	(.01)
Net asset value, end of year	$11.96		$11.20		$10.47	$9.26	$8.87
Total Return(b):	15.29%		6.97%		13.07%	4.67%	(37.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,029		$4,038		$5,317	$6,555	$9,269
Average net assets (000)	$3,496		$4,886		$5,904	$6,912	$16,689
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%	(d)	2.27%	(d)	2.18%	2.25%	2.06%
Expenses, excluding distribution and service (12b-1) fees	.95%	(d)	1.27%	(d)	1.18%	1.25%	1.06%
Net investment income (loss)	.22%	(d)	(.28)%	(d)	(.22)%	.48%	.25%
Portfolio turnover rate	89%		121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income (loss) ratios would have been 2.11%, 1.11%, and .06%, respectively, for the year ended October 31, 2012 and 2.38%, 1.38% and (.39)%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended October 31,
	2012		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.21		$10.48		$9.26	$8.87	$14.14
Income (loss) from investment operations:
Net investment income (loss)	.02		(.03)		(.02)	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.56		.76		1.24	.37	(5.29)
Total from investment operations	1.58		.73		1.22	.41	(5.26)
Less Dividends and Distributions:
Dividends from net investment income	(.03)		-		-	(.02)	(.01)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.82)		-		-	(.02)	(.01)
Net asset value, end of year	$11.97		$11.21		$10.48	$9.26	$8.87
Total Return(b):	15.28%		6.97%		13.17%	4.67%	(37.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,134		$20,636		$22,496	$24,601	$30,243
Average net assets (000)	$20,445		$22,444		$23,934	$24,715	$45,712
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%	(d)	2.27%	(d)	2.18%	2.25%	2.06%
Expenses, excluding distribution and service (12b-1) fees	.95%	(d)	1.27%	(d)	1.18%	1.25%	1.06%
Net investment income (loss)	.20%	(d)	(.28)%	(d)	(.24)%	.44%	.23%
Portfolio turnover rate	89%		121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income (loss) ratios would have been 2.10%, 1.10%, and .05%, respectively, for the year ended October 31, 2012 and 2.39%, 1.39% and (.40)%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	45

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended October 31,
	2012(d)		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.82		$11.00		$9.70	$9.30	$14.83
Income (loss) from investment operations:
Net investment income	.08		.03		.03	.08	.09
Net realized and unrealized gain (loss) on investment transactions	1.57		.79		1.30	.39	(5.54)
Total from investment operations	1.65		.82		1.33	.47	(5.45)
Less Dividends and Distributions:
Dividends from net investment income	(.09)		-		(.03)	(.07)	(.08)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.88)		-		(.03)	(.07)	(.08)
Net asset value, end of period	$12.59		$11.82		$11.00	$9.70	$9.30
Total Return(b):	15.08%		7.45%		13.74%	5.21%	(36.94)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,009		$3,847		$4,222	$4,860	$6,113
Average net assets (000)	$3,947		$4,181		$4,625	$4,965	$9,856
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.46%	(e)(f)	1.77%	(e)	1.68%	1.75%	1.56%
Expenses, excluding distribution and service (12b-1) fees	.96%	(e)(f)	1.27%	(e)	1.18%	1.25%	1.06%
Net investment income	.79%	(e)(f)	.22%	(e)	.27%	.94%	.73%
Portfolio turnover rate	89%	(g)(h)	121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(e) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.65%, 1.15%, and .60%, respectively, for the year ended October 31, 2012 and 1.89%, 1.39% and .10%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of October 31, 2012.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Class M Shares
	Period Ended April 13,		Year Ended October 31,
	2012(d)		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.21		$10.48		$9.26	$8.87	$14.14
Income (loss) from investment operations:
Net investment income (loss)	.02		(.03)		(.02)	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.15		.76		1.24	.37	(5.29)
Total from investment operations	1.17		.73		1.22	.41	(5.26)
Less Dividends and Distributions:
Dividends from net investment income	(.03)		-		-	(.02)	(.01)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.82)		-		-	(.02)	(.01)
Net asset value, end of period	$11.56		$11.21		$10.48	$9.26	$8.87
Total Return(b)	11.33%		6.97%		13.17%	4.67%	(37.22)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33		$735		$4,103	$8,052	$15,423
Average net assets (000)	$344		$2,311		$5,918	$10,385	$29,289
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.94%	(e)(f)	2.30%	(e)	2.18%	2.25%	2.06%
Expenses, excluding distribution and service (12b-1) fees	.94%	(e)(f)	1.30%	(e)	1.18%	1.25%	1.06%
Net investment income (loss)	.41%	(e)(f)	(.27)%	(e)	(.15)%	.55%	.24%
Portfolio turnover rate	89%	(g)(h)	121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(e) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income (loss) ratios would have been 2.17%, 1.17%, and .18%, respectively, for the year ended October 31, 2012 and 2.36%, 1.36% and (.33)%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of October 31, 2012.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	47

Financial Highlights

continued

Class X Shares
	Year Ended October 31,
	2012		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.46		$10.65		$9.40	$8.97	$14.16
Income (loss) from investment operations:
Net investment income	.11		.05		.06	.12	.13
Net realized and unrealized gain (loss) on investment transactions	1.59		.78		1.24	.40	(5.28)
Total from investment operations	1.70		.83		1.30	.52	(5.15)
Less Dividends and Distributions:
Dividends from net investment income	(.12)		(.02)		(.05)	(.10)	(.06)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.91)		(.02)		(.05)	(.10)	(.06)
Capital Contributions (Note 2):	-	(d)	-	(d)	- (d)	.01	.02
Net asset value, end of year	$12.25		$11.46		$10.65	$9.40	$8.97
Total Return(b):	16.12%		7.84%		13.91%	6.00%	(36.25)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$470		$837		$1,394	$2,096	$2,767
Average net assets (000)	$632		$1,137		$1,689	$2,245	$4,698
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.20%	(e)	1.53%	(e)	1.43%	1.50%	1.38%
Expenses, excluding distribution and service (12b-1) fees	.95%	(e)	1.28%	(e)	1.18%	1.25%	1.06%
Net investment income	.97%	(e)	.46%	(e)	.56%	1.46%	1.08%
Portfolio turnover rate	89%		121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

(e) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.37%, 1.12%, and .80%, respectively, for the year ended October 31, 2012 and 1.63%, 1.38% and .36%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended October 31,
	2012		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.03		$11.18		$9.87	$9.47	$15.09
Income (loss) from investment operations:
Net investment income	.15		.07		.08	.08	.15
Net realized and unrealized gain (loss) on investment transactions	1.67		.83		1.30	.45	(5.63)
Total from investment operations	1.82		.90		1.38	.53	(5.48)
Less Dividends and Distributions:
Dividends from net investment income	(.15)		(.05)		(.07)	(.13)	(.14)
Distributions from net realized gains	(.79)		-		-	-	-
Total dividends and distributions	(.94)		(.05)		(.07)	(.13)	(.14)
Net asset value, end of year	$12.91		$12.03		$11.18	$9.87	$9.47
Total Return(b):	16.41%		8.04%		14.09%	5.83%	(36.64)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,551		$32,419		$141,793	$202,941	$36,602
Average net assets (000)	$32,953		$144,295		$145,193	$90,113	$20,386
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.95%	(d)	1.42%	(d)	1.18%	1.25%	1.06%
Expenses, excluding distribution and service (12b-1) fees	.95%	(d)	1.42%	(d)	1.18%	1.25%	1.06%
Net investment income	1.21%	(d)	.58%	(d)	.76%	.96%	1.25%
Portfolio turnover rate	89%		121%		116%	116%	96%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.10%, 1.10%, and 1.06%, respectively, for the year ended October 31, 2012 and 1.44%, 1.44% and ..56%, respectively, for the year ended October 31, 2011.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	49

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Large-Cap Core Equity Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund

’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

50	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2012, the Fund reports the maximum amount allowed per share but not less than $0.79 for Class A, B, C, L, M, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2012, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Large-Cap Core Equity Fund	100%	100%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

Prudential Large-Cap Core Equity Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Large-Cap Core Equity Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Large-Cap Core Equity Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Large-Cap Core Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods, though it underperformed its benchmark index over the three- and five-year periods.
•	The Board accepted PI’s recommendation to retain the existing expense cap of 0.95% (exclusive of 12b-1 and certain other fees) through February 28, 2013.
•

The Board also noted PI’s explanation that, due to the fact that the expense cap had not been in place for a full fiscal year, the full impact of the expense cap was not reflected in the Fund’s expense ranking. The Board noted that PI provided information indicating that the Fund’s net expenses would have ranked in the third quartile if the expense cap had been in effect for the full fiscal year.

•

The Board concluded that, in light of the Fund’s strong recent performance and competitive long-term performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	X	Z
NASDAQ	PTMAX	PTMBX	PTMCX	N/A	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J704	74441J407

MF187E    0236581-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

Absolute Return Bond

Objective

To seek positive returns over the long term, regardless of market conditions

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Absolute Return Bond Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Absolute Return Bond Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 4.50%. Gross operating expenses: Class A, 1.54%; Class C, 2.39%; Class Q, 1.54%; Class Z, 1.50%. Net operating expenses: Class A, 1.11%; Class C, 1.88%; Class Q, 0.89%; Class Z, 0.89%, after contractual reduction through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	5.49%	4.16%
Class C	4.78	2.96
Class Q	5.99	4.83
Class Z	5.81	4.61
BofAML USD LIBOR 3-Month CM Index	0.50	0.65
Lipper Absolute Return Funds Average	2.79	0.11

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Since Inception
Class A	2.43%	–0.73%
Class C	5.43	1.62
Class Q	7.65	2.77
Class Z	7.47	2.63
BofAML USD LIBOR 3-Month CM Index	0.48	0.40
Lipper Absolute Return Funds Average	4.73	0.07

Average Annual Total Returns (With Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	0.74%	–0.33%
Class C	3.78	1.85
Class Q	5.99	3.00
Class Z	5.81	2.87

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Average Annual Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	5.49%	2.59%
Class C	4.78	1.85
Class Q	5.99	3.00
Class Z	5.81	2.87

Inception date: 3/30/11

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class A shares) with a similar investment in the BofAML USD LIBOR 3-Month Constant Maturity (CM) Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Absolute Return Bond Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50%, and an annual 12b-1 fee of 0.30%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Q and Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

BofAML USD LIBOR 3-Month CM Index

The BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity (CM) Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Absolute Return Funds Average

Funds in the Lipper Absolute Return Funds Average aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/12
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.32	1.64%
Class C	0.24	0.91
Class Q	0.35	1.97
Class Z	0.34	1.96

Five Largest Holdings expressed as a percentage of net assets as of 10/31/12
U.S. Treasury Bonds, 5.500%, 08/15/28	2.8%
Atrium CDO Corp. (Cayman Islands), Ser. 4A, Class A1A, 144A, 0.658%, 06/08/19	1.8
Federal National Mortgage Association, 3.000%, TBA 30 YR	1.0
Federal Home Loan Mortgage Corp., 2.375%, 01/13/22	1.0
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2012-C6, Class A2, 1.868%, 11/15/45	1.0

Holdings reflect only long-term investments and are subject to change.

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Credit Quality* expressed as a percentage of net assets as of 10/31/12
U.S. Government & Agency	8.4%
Aaa	19.0
Aa	5.7
A	8.1
Baa	20.2
Ba	15.4
B	8.4
Caa	1.3
Not Rated**	19.2
Total Investments	105.7
Liabilities in excess of other assets	-5.7
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 18.0% of Not Rated is invested in affiliated money market mutual fund.

Credit Quality is subject to change.

Prudential Absolute Return Bond Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund’s Class A shares gained 5.49% for the 12-month reporting period that ended October 31, 2012, significantly outperforming the 0.50% return of the BofAML USD 3-Month LIBOR Constant Maturity Index (the Index) and the 2.79% gain of the Lipper Absolute Return Funds Average.

How did the U.S. investment-grade fixed income market perform?

The reporting period that began November 1, 2011, proved bullish for the U.S. investment-grade bond market as all sectors delivered gains. From time to time, market conditions were volatile, however. This reflected key concerns such as a deteriorating global economic picture and uncertainty about the course of an ongoing European sovereign-debt crisis, which periodically threatened to spiral out of control.

•

The market was sometimes dominated by a “risk off” sentiment that favored safe-havens such as U.S. Treasury securities. At other times, it was dominated by a “risk on” sentiment that favored “spread sectors,” which are commercial mortgage-backed securities, corporate bonds, and other types of debt securities that provide extra yield (spread) over similar-duration U.S. Treasury securities to compensate for the greater credit risk associated with investing in them.

•

Frustration with a high jobless rate in the United States drove the Federal Reserve (the Fed) to add $40 billion per month of net new purchases of agency mortgage-backed securities. This was in addition to it already reinvesting principal paydowns from its portfolio of agency mortgage-backed securities and federal agency securities back into agency mortgage-backed securities. The program, which has an “open ended” commitment to buy until the economy is much better, is designed to inject money into the financial markets and support economic growth.

•

The Fed also expects to keep short-term interest rates low into 2015, and will continue selling short-term U.S. Treasury securities, while purchasing longer-term U.S. Treasury securities, until the end of 2012.

•	U.S. Treasury securities returned 3.66% overall for the period, with long-term U.S. Treasury securities outperforming their shorter-term counterparts.

•

Agency securities delivered a single-digit gain for the period that outperformed similar-duration U.S. Treasury securities. The sector benefited from a low net supply of federal agency securities and strong demand by investors for bonds of AAA quality.

•	Investment-grade corporate bonds posted a double-digit gain for the period that significantly outperformed similar-duration U.S. Treasury securities. Late in

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the period, accommodative monetary policies worldwide provided support to the corporate bond market, as investors searching for more attractive returns shifted from low-yielding government debt securities into corporate bonds.

•

The three securitized spread sectors—agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities—delivered single-digit gains that enabled each to outperform similar-duration U.S. Treasury securities for the period. (Asset-backed securities are created from credit card receivables, auto loans, and certain other types of loans.)

How did the U.S. high yield corporate bond market perform?

The reporting period was also bullish for high yield corporate bonds, commonly called “junk” bonds for their below-investment-grade ratings. High yield bonds also delivered a double-digit return for the period that sharply outperformed similar-duration U.S. Treasury securities.

Some of the strongest gains in the high yield arena were in industries such as home construction, building materials, and wireless telecommunications. Late in the period, momentum in the high yield market was driven primarily by strong technical factors (a favorable supply/demand balance) as investors’ thirst for attractive yields outweighed signs of slowing global economic growth.

Which strategies made the largest positive contribution to the Fund’s performance?

Prudential Fixed Income, a unit of Prudential Investment Management, Inc., manages the Fund, which outperformed the Index by a significant amount primarily due to its sector allocation strategy and favorable security selection within certain sectors. The Index does not include any types of bonds but closely tracks the three-month London interbank offered rate (LIBOR), the most widely used benchmark for short-term interest rates.

•

The Fund invested in many sectors of the fixed income markets in the United States and abroad. Its sector allocation strategy deemphasized U.S. Treasury securities but emphasized high yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and debt securities of issuers from emerging market nations. This worked well as each of these spread sectors outperformed similar-duration U.S. Treasury securities.

•

Strong security selection in high yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and emerging market bonds was the other major positive contributor to the Fund’s performance.

Prudential Absolute Return Bond Fund	7

Strategy and Performance Overview (continued)

What other strategies helped the Fund’s performance?

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest-rate risk when appropriate. During the period, it benefited from its strategy to manage duration, which is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund maintains an overall duration of plus/minus three years. The more positive or negative duration is, the greater the potential risk and reward when interest rates move.

•

The Fund had a slightly longer duration than the Index that benefited its performance as interest rates generally declined and pushed bond prices higher. (Bond prices move inversely to interest rates.)

•

The Fund also benefited from having a mild bias in favor of flatter yield curves, which are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds. The slope of some yield curves flattened during the period as prices of longer-term bonds rose sharply and pushed down their yields.

What strategy detracted most from the Fund’s performance?

The Fund had overweight exposures to foreign currencies that subtracted from its return for the period.

•

Currency markets were volatile. From time to time, concern about the European sovereign-debt crisis sent investors flocking to the U.S. dollar, which overall finished the period little changed versus a basket of key currencies. That said, the greenback ended stronger against the euro and gained sharply versus riskier currencies including the Brazilian real, the Argentinian peso, the Indian rupee, and the South African rand. But the U.S. dollar ended the period weaker against the Mexican peso, the New Zealand dollar, and certain other currencies.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Absolute Return Bond Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,030.40	1.10%	$5.61
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58

Class C	Actual	$1,000.00	$1,026.50	1.85%	$9.42
	Hypothetical	$1,000.00	$1,015.84	1.85%	$9.37

Class Q	Actual	$1,000.00	$1,032.10	0.85%	$4.34
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

Class Z	Actual	$1,000.00	$1,031.60	0.85%	$4.34
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2012

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 87.3%
ASSET-BACKED SECURITIES 13.2%

Collateralized Loan Obligations, Debt Obligations and Other Asset-Backed Securities 10.6%
Apidos CDO (Cayman Islands), Ser. 2011-8A, Class A1, 144A(a)	Aaa	1.830%	10/17/21		$250	$250,077
ARES CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class B1, 144A(a)	AA(c)	3.428	10/12/23		400	404,700
Atrium CDO Corp. (Cayman Islands), Ser. 4A, Class A1A, 144A(a)	Aaa	0.658	06/08/19		3,787	3,722,429
BA Credit Card Trust, Ser. 2008-C5, Class C5(a)	A3	4.964	03/15/16		1,200	1,249,375
Battalion CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A1, 144A(a)	Aaa	1.537	11/15/19		500	497,671
Cent CDO XI Ltd. (Cayman Islands), Ser. 2006-11A, Class A1, 144A(a)	Aaa	0.575	04/25/19		456	444,020
Citibank Credit Card Issuance Trust, Ser. 2005-C2, Class C2(a)	Baa2	0.681	03/24/17		500	495,925
Fraser Sullivan CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class B, 144A(a)	Aa1	0.859	03/15/20		500	477,414
Grosvenor Place CLO BV (Netherlands), Ser. I-X, Class A1, RegS(a)	Aaa	0.455	07/20/21	EUR	467	581,689
Gulf Stream-Sextant CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class A1A, 144A(a)	Aaa	0.665	08/21/20		214	211,498

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations, Debt Obligations and Other Asset-Backed Securities (cont’d.)
Hewett’s Island CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A(a)	Aaa	0.729%	12/15/16		$72	$72,102
Highlander Euro CDO Cayman Ltd. (Netherlands), Ser. 2008-4A, Class C, 144A(a)	Baa1	5.439	08/01/16	EUR	250	294,174
Lafayette CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A, 144A(a)	AAA(c)	1.751	09/06/22		931	930,389
LCM LP (Cayman Islands), Ser. 2005-3A, Class A, 144A(a)	Aaa	0.678	06/01/17		435	427,449
Ser. 2010-8A, Class A, 144A(a)	AAA(c)	1.940	01/14/21		500	505,143
Lightpoint CLO Ltd. (Cayman Islands), Ser. 2005-3A, Class A1A, 144A(a)	Aaa	0.649	09/15/17		281	275,902
Lightpoint Pan-European CLO PLC (Ireland), Ser. 2006-1A, Class A, 144A(a)	Aaa	0.446	01/31/22	EUR	999	1,242,249
Marine Park CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A1A, 144A(a)	Aaa	2.003	05/18/23		500	500,440
Ser. 2012-1A, Class A2, 144A(a)	AA(c)	2.783	05/18/23		700	698,613
Monument Park CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A(a)	Aaa	0.869	01/20/16		80	79,880

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations, Debt Obligations and Other Asset-Backed Securities (cont’d.)
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A2L, 144A(a)	Aaa	1.235%	02/15/16	$200	$199,411
Ser. 2005-4A, Class A1L, 144A(a)	Aaa	0.639	03/15/18	394	382,724
OCP CLO Ltd., Ser. 2012-2A, Class B, 144A(a)	AA(c)	0.000(b)	11/22/23	900	873,000
Ser. 2012-2A, Class A2, 144A(a)	Aaa	0.000(b)	11/22/23	1,700	1,700,000
OZLM Funding Ltd. (Cayman Islands), Ser. 2012-2A, Class A2, 144A(a)	AA(c)	3.378	10/30/23	1,250	1,250,000
Rosedale CLO Ltd. (Cayman Islands), Ser. I-A, Class A1S, 144A(a)	Aaa	0.566	07/24/21	165	160,473
Sierra Receivables Funding Co. LLC, Ser. 2012-3A, Class A, 144A	A+(c)	1.870	08/20/29	1,000	988,625
Slater Mill Loan Fund LP (Cayman Islands), Ser. 2012-1A, Class B, 144A(a)	AA(c)	3.085	08/17/22	250	248,305
Sound Point CLO Ltd., Ser. 2012-1A, Class B, 144A(a)	AA(c)	3.084	10/20/23	550	557,749
Stanfield Vantage CLO Ltd. (Cayman Islands), Ser. 2005-1A, Class A1, 144A(a)	Aaa	0.676	03/21/17	135	134,139
SVO VOI Mortgage Corp., Ser. 2012-AA, Class A, 144A	A+(c)	2.000	09/20/29	1,000	1,000,057
Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A(a)	Aaa	0.695	11/01/18	600	590,507

					21,446,129

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 2.6%
Ameriquest Mortgage Securities, Inc., Ser. 2005-R10, Class A2C(a)	A3	0.541%	01/25/36	$564	$530,052
Argent Securities, Inc., Ser. 2003-W5, Class M1(a)	Baa1	1.261	10/25/33	142	132,539
Ser. 2004-W6, Class AV5(a)	Aaa	0.611	05/25/34	587	515,712
Bear Stearns Asset Backed Securities Trust, Ser. 2003-3, Class A2(a)	A3	0.801	06/25/43	248	237,953
Ser. 2003-HE1, Class M1(a)	Aa3	1.306	01/25/34	806	684,529
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2002-3, Class 2A1(a)	A1	0.851	08/25/32	295	230,496
Citigroup Mortgage Loan Trust, Inc., Ser. 2005-OPT1, Class M1(a)	Aa3	0.631	02/25/35	317	274,369
Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1(a)	Ba1	0.961	03/25/34	390	351,354
Credit-Based Asset Servicing and Securitization LLC, Ser. 2003-CB3, Class AF1(d)	A2	3.379	12/25/32	301	275,028
Ser. 2003-CB5, Class M1(a)	B2	1.231	11/25/33	316	279,140
Finance America Mortgage Loan Trust, Ser. 2003-1, Class M1(a)	Ba1	1.261	09/25/33	343	302,085
HSBC Home Equity Loan Trust, Ser. 2006-2, Class A2(a)	Aaa	0.391	03/20/36	220	212,515

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Ser. 2007-3, Class A4(a)	Aa2	1.711%	11/20/36	$250	$217,834
Morgan Stanley ABS Capital I, Ser. 2004-WMC1, Class M1(a)	Ba1	1.141	06/25/34	276	232,289
Residential Asset Securities Corp., Ser. 2005-KS8, Class M1(a)	Baa3	0.621	08/25/35	300	280,439
Specialty Underwriting & Residential Finance, Ser. 2003-BC4, Class M1(a)	Ba3	1.111	11/25/34	262	228,489
Structured Asset Securities Corp., Ser. 2005-WF4, Class M1(a)	Baa3	0.611	11/25/35	250	220,160

					5,204,983

TOTAL ASSET-BACKED SECURITIES (cost $26,300,034)					26,651,112

BANK LOANS(a) 6.0%

Aerospace & Defense
Booz Allen & Hamilton, Inc.	Ba3	2.961	12/31/17	50	49,719

Automotive 0.2%
Chrysler LLC	Ba2	6.000	05/24/17	82	84,144
Delphi Corp.	Baa2	3.500	03/31/17	163	163,103
Schaeffler AG (Germany)	Ba3	6.000	01/27/17	100	100,938

					348,185

Cable 0.1%
Cequel Communications Holdings LLC	Ba2	4.000	02/14/19	253	252,814
Kabel Deutschland Vertrieb und Service GmbH (Germany)	BB-(c)	3.695	02/01/19	25	24,560

					277,374

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	15

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Capital Goods 0.5%
Dealer Computer Services, Inc.	Ba2	3.750%	04/21/18		$64	$64,321
Hertz Corp.	Ba1	3.750	03/11/18		299	298,025
Hertz Corp.	Ba1	3.750	03/12/18		100	99,125
RAC PLC (United Kingdom), (original cost $480,900; purchased 10/24/12)(e)(f)	B2	5.270	09/30/19	GBP	300	483,523

						944,994

Chemicals 0.1%
Ashland, Inc.	Baa3	3.750	08/23/18		74	74,413
Houghton International, Inc.	B1	6.750	01/29/16		88	88,913
Rockwood Holdings, Inc.	Baa3	3.500	02/09/18		31	30,637

						193,963

Consumer 0.6%
Pilot Travel Centers LLC	Ba2	3.750	03/30/18		250	251,042
Pilot Travel Centers LLC	Ba2	4.250	08/07/19		500	503,125
Seaworld Parks & Entertainment, Inc.	Ba3	4.000	08/17/17		387	388,888
Visant Corp.	Ba3	5.250	12/22/16		94	90,782

						1,233,837

Electric 0.3%
AES Corp.	Ba1	4.250	06/01/18		99	98,993
Calpine Corp.	B1	4.500	04/01/18		27	26,874
Calpine Corp.	B1	4.500	04/01/18		27	26,887
Calpine Corp.	B1	4.500	10/09/19		500	500,375

						653,129

Foods 0.2%
Dunkin Brands, Inc.	B2	4.000	11/23/17		249	249,862
JBS USA LLC	Ba3	4.250	05/25/18		99	98,256

						348,118

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Gaming 0.4%
Penn National Gaming, Inc.	Ba1	3.750%	07/16/18		$199	$200,212
Scientific Games Corp.	Ba1	2.970	06/30/15		598	594,871

						795,083

Healthcare & Pharmaceutical 2.3%
Alere, Inc.	Ba3	3.360	06/30/16		48	47,886
Alere, Inc.	Ba3	4.750	06/30/17		46	46,554
Alere, Inc.	B2	4.750	06/30/17		17	17,122
Community Health Systems, Inc.	Ba3	3.921	01/25/17		500	501,525
DaVita, Inc.	Ba2	2.720	10/31/17		750	741,562
DaVita, Inc.	Ba2	4.000	10/31/19		102	102,128
Drumm Investors LLC	B1	4.023	05/04/18		99	94,833
Endo Pharmaceuticals Holdings, Inc.	Ba1	2.250	06/17/16		490	489,239
HCA, Inc.	Ba3	3.612	03/31/17		200	200,070
HCR HealthCare LLC	Ba3	5.000	04/06/18		99	97,084
Health Management Associates, Inc.	Ba3	2.940	11/18/16		490	489,209
Hologic, Inc.	Ba2	3.455	08/01/17		247	246,875
LifePoint Hospital, Inc.	Ba1	2.064	07/24/17		600	591,749
PTS Acquisition Corp.	Ba3	4.389	09/15/16		49	49,344
RPI Finance Trust	Baa2	3.500	05/09/18		397	395,965
Universal Health Services, Inc.	Ba2	2.119	08/15/16		500	497,500

						4,608,645

Pipelines & Other 0.4%
Energy Transfer Equity LP	Ba2	3.750	03/24/17		750	748,541

Real Estate Investment Trusts 0.1%
C.B. Richard Ellis Services, Inc.	Ba1	3.714	09/04/19		223	223,062

Retailers 0.2%
Alliance Boots Ltd. (United Kingdom)	Ba1	3.771	07/09/15	GBP	325	506,214

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	17

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Technology 0.6%
CDW LLC	B1	4.000%	07/15/17	$87	$86,021
Fidelity National Information Services, Inc.	Ba1	2.362	03/30/17	494	492,437
First Data Corp.	B1	2.961	09/24/14	12	11,599
First Data Corp.	B1	4.211	03/26/18	141	134,475
First Data Corp.	B1	5.211	09/24/18	225	220,172
Flextronics International Ltd. (Singapore)	Ba1	2.462	10/01/14	43	43,241
Freescale Semiconductor, Inc.	B1	4.465	12/01/16	100	97,625
Sensata Technologies BV (Netherlands)	Ba2	4.000	05/12/18	99	98,926

					1,184,496

TOTAL BANK LOANS (cost $12,078,389)					12,115,360

COMMERCIAL MORTGAGE-BACKED SECURITIES 16.4%
Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A2	Aaa	5.309	10/10/45	349	355,319
Ser. 2007-1, Class A3	Aaa	5.449	01/15/49	246	259,207
Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser. 2005-2, Class AM	Aaa	4.913	07/10/43	50	54,207
Ser. 2007-1, Class AAB	Aaa	5.422	01/15/49	34	36,001
Ser. 2007-2, Class A3(a)	AAA(c)	5.604	04/10/49	200	222,561
Ser. 2007-5, Class A3	AAA(c)	5.620	02/10/51	30	31,833
Bear Stearns Commercial Mortgage Securities, Ser. 2005-PWR7, Class A2	Aaa	4.945	02/11/41	36	36,375
Ser. 2006-PW11, Class A4(a)	AAA(c)	5.452	03/11/39	200	226,765
Ser. 2006-PW12, Class A4(a)	Aaa	5.712	09/11/38	265	304,170

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Ser. 2006-PW14, Class A2	AAA(c)	5.123%	12/11/38	$44	$44,090
Ser. 2007-PW17, Class A3	AAA(c)	5.736	06/11/50	262	269,055
Ser. 2007-T26, Class A2	AAA(c)	5.330	01/12/45	14	14,414
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class A4(a)	Aaa	5.699	12/10/49	1,210	1,434,672
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD3, Class A5	Aaa	5.617	10/15/48	20	23,102
Ser. 2007-CD4, Class A2B	Aaa	5.205	12/11/49	43	43,314
Ser. 2007-CD4, Class A3	Aaa	5.293	12/11/49	200	208,031
Ser. 2007-CD4, Class A4	Aa3	5.322	12/11/49	1,515	1,741,092
COMM 2012-CCRE1 Mortgage Trust, Ser. 2012-CR1, Class A3	Aaa	3.391	05/15/45	15	16,193
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A4(a)	AAA(c)	5.748	06/10/46	85	97,299
Ser. 2012-CR3, Class A3	Aaa	2.822	11/15/45	1,000	1,028,677
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832	04/15/37	97	104,673
Ser. 2005-C6, Class AM(a)	Aaa	5.230	12/15/40	100	110,529
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class AM(a)	AA-(c)	5.410	02/15/39	614	685,911
Ser. 2007-C4, Class A3(a)	Aaa	5.762	09/15/39	200	208,790
CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4	AA-(c)	5.223	08/15/48	40	44,869

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser. K008, Class X1, I/O(a)	AA+(c)	1.676%	06/25/20	$1,303	$125,185
Ser. K010, Class X1, I/O(a)	AA+(c)	0.409	10/25/20	25,125	520,488
Ser. K012, Class A2	AA+(c)	4.186	12/25/20	366	426,527
Ser. K020, Class X1, I/O(a)	AA+(c)	1.479	05/25/22	1,999	216,707
Ser. K021, Class X1, I/O	AA+(c)	0.000(b)	06/25/22	4,500	507,829
Ser. K501, Class X1A, I/O(a)	AA+(c)	1.756	08/25/16	397	19,616
Ser. K710, Class X1, I/O(a)	AA+(c)	1.785	05/25/19	500	48,816
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class AAB	Aaa	5.477	12/10/49	135	142,579
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class AM	AAA(c)	4.754	05/10/43	425	456,698
Ser. 2006-C1, Class A4	AAA(c)	5.238	11/10/45	30	33,289
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A3	Aaa	4.569	08/10/42	104	104,384
Ser. 2005-GG3, Class AJ	Baa1	4.859	08/10/42	200	212,189
Ser. 2005-GG5, Class AAB(a)	Aaa	5.190	04/10/37	134	140,586
Ser. 2007-GG9, Class A2	Aaa	5.381	03/10/39	316	326,232
Ser. 2007-GG11, Class A3	AAA(c)	5.716	12/10/49	200	211,558
GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class AABA	Aaa	4.680	07/10/39	39	39,156
Ser. 2006-GG6, Class A2(a)	AAA(c)	5.506	04/10/38	51	51,136
Ser. 2006-GG6, Class A4	AA-(c)	5.553	04/10/38	105	118,811
Ser. 2006-GG8, Class A2	Aaa	5.479	11/10/39	40	40,505

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Ser. 2006-GG8, Class A3	Aaa	5.542%	11/10/39	$200	$204,430
Ser. 2006-GG8, Class A4	Aaa	5.560	11/10/39	1,500	1,737,929
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2004-CBX, Class AJ	Aa1	4.951	01/12/37	200	205,298
Ser. 2005-CB13, Class A2FL(a)	Aaa	0.339	01/12/43	9	8,574
Ser. 2005-CB13, Class A3A1(a)	Aaa	5.290	01/12/43	47	47,065
Ser. 2005-LDP3, Class A4B	Aaa	4.996	08/15/42	180	197,171
Ser. 2005-LDP4, Class AM(a)	Aa2	4.999	10/15/42	750	816,287
Ser. 2005-LDP5, Class A3(a)	Aaa	5.229	12/15/44	1,140	1,177,963
Ser. 2006-LDP6, Class ASB(a)	Aaa	5.490	04/15/43	118	124,882
Ser. 2007-LD11, Class A2(a)	Aaa	5.798	06/15/49	1,561	1,612,252
Ser. 2007-LD11, Class A3(a)	Aaa	5.813	06/15/49	218	234,608
Ser. 2007-LD12, Class A2	Aaa	5.827	02/15/51	253	259,348
Ser. 2012-C8, Class A2	AAA(c)	1.797	10/15/45	2,000	2,048,641
LB Commercial Conduit Mortgage Trust, Ser. 2007-C3, Class A3(a)	Aaa	5.879	07/15/44	172	181,459
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A6(a)	AAA(c)	5.020	08/15/29	20	21,200
Ser. 2005-C7, Class AM	AA(c)	5.263	11/15/40	70	77,225
Ser. 2006-C3, Class A4	Aaa	5.661	03/15/39	200	227,896
Ser. 2006-C6, Class A2	Aaa	5.262	09/15/39	3	3,111
Ser. 2006-C7, Class A2	AAA(c)	5.300	11/15/38	157	161,105
Ser. 2007-C2, Class A2	AAA(c)	5.303	02/15/40	46	46,154
Merrill Lynch Mortgage Trust, Ser. 2005-LC1, Class AM(a)	Aaa	5.323	01/12/44	63	70,054

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Ser. 2006-C1, Class AM(a)	A(c)	5.685%	05/12/39	$30	$33,517
Ser. 2007-C1, Class A3(a)	A+(c)	5.847	06/12/50	945	1,012,664
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-1, Class AM(a)	A(c)	5.532	02/12/39	20	22,166
Ser. 2006-2, Class AM(a)	Aa2	5.899	06/12/46	100	110,534
Ser. 2006-3, Class A4	Aaa	5.414	07/12/46	225	259,486
Ser. 2006-4, Class A2	Aaa	5.112	12/12/49	32	32,473
Ser. 2006-4, Class A2FL(a)	Aaa	0.334	12/12/49	14	14,125
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2012-C6, Class A2	Aaa	1.868	11/15/45	2,000	2,059,111
Morgan Stanley Capital I Trust, Ser. 2005-IQ10, Class A4B(a)	Aaa	5.284	09/15/42	1,000	1,102,928
Ser. 2006-HQ9, Class AM(a)	AAA(c)	5.773	07/12/44	200	224,506
Ser. 2007-HQ11, Class A2	Aaa	5.359	02/12/44	85	85,076
Ser. 2007-HQ11, Class A31	Aaa	5.439	02/12/44	160	168,088
Ser. 2007-HQ12, Class A2FX(a)	BBB(c)	5.576	04/12/49	58	60,475
Ser. 2007-IQ14, Class AAB(a)	Aaa	5.654	04/15/49	313	338,656
UBS-Citigroup Commercial Mortgage Trust, Ser. 2011-C1, Class A3	Aaa	3.595	01/10/45	135	148,411
Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class B	AAA(c)	4.973	02/15/35	1,000	1,004,902
Ser. 2004-C10, Class A4	Aaa	4.748	02/15/41	21	22,181

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Ser. 2005-C17, Class AJ(a)	Aa2	5.224%	03/15/42	$500	$533,068
Ser. 2005-C20, Class AMFX(a)	Aa1	5.179	07/15/42	167	182,464
Ser. 2005-C21, Class AM(a)	Aaa	5.240	10/15/44	321	354,499
Ser. 2006-C23, Class A5(a)	Aaa	5.416	01/15/45	500	567,548
Ser. 2006-C25, Class A5(a)	Aaa	5.737	05/15/43	500	579,280
Ser. 2006-C27, Class A3	Aaa	5.765	07/15/45	1,500	1,729,073
Ser. 2006-C28, Class A4	Aaa	5.572	10/15/48	1,500	1,724,613
Ser. 2007-C33, Class A2(a)	Aaa	5.878	02/15/51	11	10,895

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $32,972,930)					33,186,831

CORPORATE BONDS 36.4%

Aerospace & Defense 0.4%
B/E Aerospace, Inc., Sr. Unsec’d. Notes	Ba2	5.250	04/01/22	100	104,250
Esterline Technologies Corp., Gtd. Notes	Ba2	6.625	03/01/17	150	155,250
Moog, Inc., Sr. Sub. Notes	Ba3	7.250	06/15/18	75	79,500
Textron, Inc., Sr. Unsec’d. Notes	Baa3	4.625	09/21/16	500	546,477

					885,477

Airlines 0.2%
Continental Airlines, Inc. Pass Through Trust, Pass-thru Certs., Ser. 2007-1, Class A	Baa2	5.983	04/19/22	107	119,696
Ser. 2012-2, Class A	Baa2	4.000	10/29/24	125	130,001

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines Pass Through Trust, Pass-thru Certs., Ser. 2011-1, Class A	Baa2	5.300%	04/15/19	$112	$123,167

					372,864

Automotive 0.8%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba1	9.250	01/15/17	500	559,375
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	1.300	07/31/15	275	276,999
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	3.000	06/12/17	410	419,304
Sr. Unsec’d. Notes	Baa3	4.207	04/15/16	200	213,003
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	Baa1	2.700	03/15/17	25	25,872
Lear Corp., Gtd. Notes	Ba2	7.875	03/15/18	107	116,229

					1,610,782

Banking 4.6%
Abbey National Treasury Services PLC (United Kingdom), Gtd. Notes.	A2	2.875	04/25/14	50	50,876
American Express Co., Sr. Unsec’d. Notes	A3	7.000	03/19/18	165	209,276
Sr. Unsec’d. Notes	A3	8.125	05/20/19	130	175,876
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	Baa2	4.750	03/16/16	240	256,200
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	A3	3.875	09/27/22	350	355,433

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.625%	10/14/16	$160	$182,431
Sr. Unsec’d. Notes	Baa2	5.700	01/24/22	645	767,379
Sr. Unsec’d. Notes	Baa2	5.875	01/05/21	130	152,405
BB&T Corp., Sr. Unsec’d. Notes, MTN	A2	1.600	08/15/17	25	25,449
Capital One Bank USA NA, Sub. Notes	Baa1	8.800	07/15/19	250	332,747
Capital One Financial Corp., Sub. Notes	Baa2	6.150	09/01/16	110	125,993
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500	01/14/22	625	689,967
Sr. Unsec’d. Notes	Baa2	6.125	05/15/18	330	394,316
Sub. Notes	Baa3	4.875	05/07/15	250	268,624
Sub. Notes	Baa3	5.000	09/15/14	100	105,857
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.125	01/15/15	100	107,862
Sr. Unsec’d. Notes	A3	5.750	01/24/22	790	917,092
Sub. Notes	Baa1	5.625	01/15/17	130	144,134
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa3	3.500	06/28/15	120	127,720
ING Bank NV (Netherlands), Unsec’d. Notes, 144A	A2	2.000	09/25/15	300	302,440
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(a)	Ba1	7.900	04/29/49	130	149,725
Sr. Unsec’d. Notes	A2	3.150	07/05/16	15	15,882
Sr. Unsec’d. Notes	A2	3.250	09/23/22	365	374,132
Sr. Unsec’d. Notes	A2	4.500	01/24/22	420	474,513
Sr. Unsec’d. Notes	A2	6.000	01/15/18	130	154,717
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN	A2	5.800	01/13/20	100	117,655
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	4.100	01/26/15	130	135,389

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Sr. Unsec’d. Notes, Ser. G	Baa1	5.500%	07/28/21	$400	$444,569
Sr. Unsec’d. Notes, MTN	Baa1	5.625	09/23/19	130	144,362
Sr. Unsec’d. Notes, MTN	Baa1	5.750	10/18/16	365	406,394
Sr. Unsec’d. Notes, MTN	Baa1	6.625	04/01/18	100	116,308
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa3	3.125	03/20/17	200	210,680
PNC Funding Corp., Gtd. Notes.	A3	2.700	09/19/16	50	53,066
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes	Baa1	2.550	09/18/15	50	51,256
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes.	A3	4.875	03/16/15	100	107,410
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	3.000	09/24/15	75	76,436
Sr. Unsec’d. Notes	Baa2	4.625	04/19/16	35	36,589
US Bancorp, Jr. Sub. Notes	A2	3.442	02/01/16	130	136,563
Sub. Notes, MTN	A1	2.950	07/15/22	25	25,791
Wells Fargo & Co., Sr. Unsec’d. Notes(a)	A2	0.513	10/28/15	200	197,939
Sr. Unsec’d. Notes, MTN	A2	2.100	05/08/17	100	102,982
Sr. Unsec’d. Notes, MTN	A2	3.500	03/08/22	30	32,031

					9,256,466

Building Materials & Construction 1.1%
Building Materials Corp. of America, Sr. Notes, 144A (original cost $648,750; purchased 09/28/12)(e)(f)	Ba3	6.875	08/15/18	600	643,500
Cemex Finance LLC, Sr. Sec’d. Notes, RegS	B-(c)	9.500	12/14/16	500	530,625
Desarrolladora Homex SAB de CV (Mexico), Gtd. Notes	Ba3	7.500	09/28/15	105	104,213

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.125%	06/26/22	$400	$435,000
Gtd. Notes, 144A	Baa3	7.000	04/21/20	100	115,750
Gtd. Notes, 144A	Baa3	7.125	06/26/42	220	254,650
Owens Corning, Gtd. Notes	Ba1	4.200	12/15/22	125	126,343

					2,210,081

Cable 1.7%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.000	12/15/18	300	322,500
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625	11/15/17	500	535,000
Columbus International, Inc. (Barbados), Sr. Sec’d. Notes, 144A(original cost $388,063; purchased 09/13/12)(e)(f)	B2	11.500	11/20/14	350	392,000
Comcast Corp., Gtd. Notes	Baa1	6.450	03/15/37	70	92,146
Gtd. Notes	Baa1	6.500	01/15/17	100	122,005
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	Ba3	6.750	11/15/21	50	55,625
Sr. Unsec’d. Notes	Ba3	8.625	02/15/19	35	41,475
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500	03/01/16	130	139,027
Dish DBS Corp., Gtd. Notes	Ba2	6.625	10/01/14	200	217,000
NET Servicos de Comunicacao SA (Brazil), Gtd. Notes	Baa3	7.500	01/27/20	100	115,500
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.550	05/01/37	75	97,623

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	Ba3	5.500%	09/15/22	EUR	160	$204,013
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	B2	9.875	04/15/18		150	168,375
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625	07/01/20		150	160,500
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125	04/15/18		700	755,126

						3,417,915

Capital Goods 2.2%
Actuant Corp., Gtd. Notes	Ba2	5.625	06/15/22		75	77,438
ADT Corp. (The), Gtd. Notes, 144A	Baa2	2.250	07/15/17		50	50,411
Altra Holdings, Inc., Sec’d. Notes	Ba3	8.125	12/01/16		700	745,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	9.625	03/15/18		550	612,562
Case New Holland, Inc., Gtd. Notes	Ba2	7.750	09/01/13		100	105,000
CNH Capital LLC, Sr. Notes, 144A	Ba2	3.875	11/01/15		500	512,500
Deere & Co., Sr. Unsec’d. Notes	A2	2.600	06/08/22		50	51,612
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $44,987; purchased 03/12/12)(e)(f)	Baa1	2.750	03/15/17		45	47,045

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Gtd. Notes, 144A (original cost $107,597; purchased 10/10/12)(e)(f)	Baa1	5.625%	03/15/42		$100	$114,050
General Electric Co., Sr. Unsec’d. Notes	Aa3	4.125	10/09/42		125	130,982
Hertz Holdings Netherlands BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	8.500	07/31/15	EUR	100	140,567
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A (original cost $24,990; purchased 07/10/12)(e)(f)	Baa3	2.500	07/11/14		25	25,274
Sr. Notes, 144A (original cost $274,593; purchased 09/24/12)(e)(f)	Baa3	2.500	03/15/16		275	274,074
Unsec’d. Notes, 144A (original cost $24,976; purchased 05/08/12)(e)(f)	Baa3	3.125	05/11/15		25	25,514
Pentair Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	1.875	09/15/17		50	50,154
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.800	06/01/17		50	51,908
Sr. Unsec’d. Notes	A2	4.500	06/01/42		140	161,024
UR Merger Sub Corp., Sr. Unsec’d. Notes	B3	8.250	02/01/21		550	607,750
Sr. Unsec’d. Notes	B3	9.250	12/15/19		240	272,400
Votorantim Cimentos SA (Brazil), Gtd. Notes, RegS	Baa3	7.250	04/05/41		300	339,000
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875	10/01/21		50	57,127

						4,451,892

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 1.3%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.125%	01/15/41	$170	$217,620
CF Industries, Inc., Gtd. Notes	Baa3	6.875	05/01/18	330	405,235
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	5.250	11/15/41	125	142,970
Sr. Unsec’d. Notes	Baa3	5.900	02/15/15	120	133,553
Sr. Unsec’d. Notes	Baa3	9.400	05/15/39	120	202,747
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes	Ba2	6.000	11/15/21	700	809,374
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.625	11/01/19	100	113,250
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400	02/14/22	600	667,173

					2,691,922

Consumer 0.6%
Clorox Co. (The), Sr. Unsec’d. Notes	Baa1	3.050	09/15/22	25	25,874
Jarden Corp., Gtd. Notes	Ba3	6.125	11/15/22	500	537,500
PVH Corp., Sr. Unsec’d. Notes	Ba3	7.375	05/15/20	505	565,600
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875	04/15/16	122	132,828

					1,261,802

Electric 0.9%
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.250	10/15/17	100	106,000
DTE Energy Co., Sr. Unsec’d. Notes(a)	Baa2	1.118	06/03/13	50	50,120

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Dubai Electricity & Water Authority (United Arab Emirates), Sr. Unsec’d. Notes, 144A	Baa3	8.500%	04/22/15		$380	$430,825
Duke Energy Carolinas LLC First Ref. Mtge.	A1	4.000	09/30/42		50	53,318
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	1.625	08/15/17		225	226,654
EDP Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	Ba1	5.375	11/02/12		100	100,015
Entergy Corp., Sr. Unsec’d. Notes	Baa3	4.700	01/15/17		75	82,424
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	3.150	04/01/22		75	77,244
South Carolina Electric & Gas Co., First Mtge. Bonds	A3	4.350	02/01/42		130	140,526
Techem Energy Metering Service GmbH & Co. KG (Germany), Sr. Sub. Notes, 144A, MTN	B3	7.875	10/01/20	EUR	125	171,131
Techem GmbH (Germany), Sr. Sec’d. Notes, 144A, MTN	Ba3	6.125	10/01/19	EUR	200	271,542

						1,709,799

Energy - Integrated 0.6%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.846	05/05/17		150	154,466
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.000	08/15/22		175	181,220
Sr. Unsec’d. Notes	Baa2	4.450	09/15/42		60	64,742

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Integrated (cont’d.)
Pacific Rubiales Energy Corp. (Canada), Gtd. Notes, 144A	Ba2	7.250%	12/12/21	$600	$710,999

					1,111,427

Energy - Other 1.3%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	5.950	09/15/16	200	232,322
Sr. Unsec’d. Notes	Baa3	6.375	09/15/17	100	121,226
Sr. Unsec’d. Notes	Baa3	6.450	09/15/36	100	128,619
Cameron International Corp., Sr. Unsec’d. Notes(a)	Baa1	1.351	06/02/14	125	124,936
Sr. Unsec’d. Notes	Baa1	4.500	06/01/21	340	383,883
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	1.875	05/15/17	75	76,808
Forest Oil Corp., Gtd. Notes	B2	8.500	02/15/14	106	114,215
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625	09/15/21	240	263,941
Gtd. Notes	Baa2	6.150	02/15/18	80	94,938
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.000	03/01/41	150	189,665
Noble Holding International Ltd. (Cayman Islands), Gtd. Notes	Baa1	2.500	03/15/17	25	25,896
Phillips 66, Gtd. Notes, 144A	Baa1	2.950	05/01/17	25	26,663
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	7.500	01/15/20	310	397,197
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	2.500	10/15/17	75	75,959
Gtd. Notes	Baa3	5.050	12/15/16	75	83,999

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.150%	03/15/13	$100	$101,430
Gtd. Notes	Baa2	5.950	04/15/42	160	175,705

					2,617,402

Foods 1.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	2.500	07/15/22	200	203,350
ARAMARK Corp., Gtd. Notes	B3	8.500	02/01/15	200	203,252
Beam, Inc., Sr. Unsec’d. Notes	Baa2	1.875	05/15/17	50	51,338
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	2.100	03/15/18	225	227,683
Constellation Brands, Inc., Gtd. Notes	Ba1	7.250	09/01/16	550	635,250
Darling International, Inc., Gtd. Notes	Ba2	8.500	12/15/18	100	113,625
Dole Food Co., Inc., Sec’d. Notes	B2	13.875	03/15/14	100	112,500
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875	05/15/17	525	565,031
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	2.250	06/05/17	50	51,937
Minerva Luxembourg SA (Luxembourg), Gtd. Notes, 144A	B2	12.250	02/10/22	250	297,500
Molson Coors Brewing Co., Gtd. Notes	Baa2	2.000	05/01/17	50	51,643
Stater Bros. Holdings, Inc., Gtd. Notes	B2	7.750	04/15/15	125	127,500
Tyson Foods, Inc., Gtd. Notes(d)	Baa3	6.600	04/01/16	340	391,894

					3,032,503

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gaming 0.6%
Marina District Finance Co., Inc., Sr. Sec’d. Notes	B2	9.875%	08/15/18	$100	$101,250
MGM Resorts International, Gtd. Notes	B3	7.625	01/15/17	500	526,250
Sr. Sec’d. Notes	Ba2	11.125	11/15/17	200	220,500
Sr. Sec’d. Notes	Ba2	13.000	11/15/13	100	111,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B2	8.625	04/15/16	100	107,125
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $139,688; purchased 04/12/11)(e)(f)	B1	11.375	07/15/16	125	132,500

					1,199,125

Healthcare & Pharmaceutical 1.7%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.125	05/15/17	125	129,996
Sr. Unsec’d. Notes	Baa1	5.375	05/15/43	160	192,097
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	4.000	09/18/42	130	136,671
Celgene Corp., Sr. Unsec’d. Notes	Baa2	1.900	08/15/17	50	50,768
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	Ba3	5.125	08/15/18	150	155,625
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	2.100	02/12/15	50	51,140
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650	12/01/41	150	193,928
HCA, Inc., Sr. Unsec’d. Notes	B3	7.190	11/15/15	100	110,000

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Sr. Unsec’d. Notes, MTN	B3	9.000%	12/15/14	$200	$222,500
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	3.750	08/23/22	25	26,577
Mylan, Inc., Gtd. Notes, 144A	Ba2	6.000	11/15/18	550	585,750
Gtd. Notes, 144A	Ba2	7.625	07/15/17	100	111,500
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	6.250	11/01/18	600	649,501
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.500	07/15/16	680	715,700
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	4.625	10/01/42	75	80,563

					3,412,316

Healthcare Insurance 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.000	06/15/16	50	58,330
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.375	02/15/42	150	176,910
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	5.950	03/15/17	320	373,768
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.950	10/15/42	75	75,996
Sr. Unsec’d. Notes	A3	4.375	03/15/42	210	227,408
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.650	01/15/43	100	107,376

					1,019,788

Insurance 1.9%
Allied World Assurance Co. Holdings Ltd. (Bermuda), Gtd. Notes	Baa1	7.500	08/01/16	100	119,017
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400	12/15/20	510	626,331

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
AON Corp., Sr. Unsec’d. Notes	Baa2	3.125%	05/27/16	$110	$116,352
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	Baa3	5.125	04/15/22	205	233,429
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	4.950	05/01/22	75	81,905
Gtd. Notes, 144A	Baa2	6.500	05/01/42	150	170,947
Sr. Unsec’d. Notes, 144A	Baa2	6.700	08/15/16	115	130,413
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.200	03/15/22	70	73,960
Sr. Unsec’d. Notes	Baa2	6.300	10/09/37	175	206,258
Markel Corp., Sr. Unsec’d. Notes	Baa2	4.900	07/01/22	320	349,946
Sr. Unsec’d. Notes	Baa2	7.125	09/30/19	130	157,906
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	A1	5.375	12/01/41	320	377,717
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	3.048	12/15/22	225	228,186
Sr. Unsec’d. Notes	A3	4.125	08/13/42	90	91,094
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(a)	A2	5.000	10/18/42	200	206,333
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	Aa2	6.063	03/30/40	200	262,903
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850	12/16/39	200	276,974
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	4.625	03/15/22	75	80,838

					3,790,509

Lodging 0.5%
FelCor Lodging LP, Sr. Sec’d. Notes	B2	10.000	10/01/14	125	143,438

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Lodging (cont’d.)
Host Hotels & Resorts LP, Gtd. Notes	Baa3	9.000%	05/15/17	$150	$162,750
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.000	03/01/19	115	117,594
Sr. Unsec’d. Notes	Baa2	3.250	09/15/22	75	76,329
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa3	6.750	05/15/18	150	181,386
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250	03/01/22	25	26,079
Sr. Unsec’d. Notes	Baa3	5.750	02/01/18	120	134,246
Sr. Unsec’d. Notes	Baa3	7.375	03/01/20	135	161,898

					1,003,720

Media & Entertainment 2.7%
Belo Corp., Gtd. Notes	Ba1	8.000	11/15/16	552	603,060
CBS Corp., Gtd. Notes(e)	Baa2	1.950	07/01/17	50	51,223
Gtd. Notes(e)	Baa2	8.875	05/15/19	220	302,772
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B2	9.125	08/01/18	600	678,750
Intelsat Luxembourg SA (Bermuda), Gtd. Notes	Caa3	11.250	02/04/17	250	262,500
Lamar Media Corp., Gtd. Notes	Ba2	9.750	04/01/14	475	527,250
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	5.950	04/01/41	230	286,433
News America, Inc., Gtd. Notes	Baa1	8.000	10/17/16	100	125,034
Gtd. Notes	Baa1	8.250	08/10/18	430	568,852
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625	02/01/14	250	281,250

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.250%	11/01/17	$600	$664,500
Starz LLC/Starz Finance Corp., Sr. Notes, 144A	Ba2	5.000	09/15/19	200	204,500
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A	B3	6.000	05/15/17	400	417,000
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.250	04/30/16	100	117,135
WMG Acquisition Corp., Sr. Sec’d. Notes	Ba2	9.500	06/15/16	300	329,625
Sr. Sec’d. Notes	Ba2	9.500	06/15/16	100	110,125

					5,530,009

Metals 1.9%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(d)	Baa3	10.350	06/01/19	35	41,146
ArcelorMittal USA LLC, Gtd. Notes	Baa3	6.500	04/15/14	598	623,599
Berau Capital Resources Pte Ltd. (Singapore), Sr. Sec’d. Notes, RegS	B1	12.500	07/08/15	400	420,500
Bumi Capital Pte Ltd. (Singapore), Sr. Sec’d. Notes, RegS	B1	12.000	11/10/16	100	85,500
CONSOL Energy, Inc., Gtd. Notes	B1	8.000	04/01/17	575	608,063
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	2.150	03/01/17	50	50,776
Indo Integrated Energy II BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	9.750	11/05/16	100	109,620
Inmet Mining Corp. (Canada), Gtd. Notes, 144A	B1	8.750	06/01/20	250	259,375

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%	11/15/18	$100	$103,750
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500	07/27/35	300	380,300
Steel Dynamics, Inc., Gtd. Notes	Ba2	6.750	04/01/15	150	152,250
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	2.500	02/01/18	100	101,153
Gtd. Notes	Baa2	3.000	03/01/19	125	127,170
Xstrata Finance Canada Ltd. (Canada),
Gtd. Notes, 144A	Baa2	1.800	10/23/15	325	325,655
Gtd. Notes, 144A	Baa2	2.450	10/25/17	350	349,104
Gtd. Notes, 144A	Baa2	2.850	11/10/14	50	51,299

					3,789,260

Non-Captive Finance 1.1%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	2.300	04/27/17	100	103,298
Sub. Notes	A2	5.300	02/11/21	450	523,611
International Lease Finance Corp.,
Sr. Unsec’d. Notes	Ba3	5.750	05/15/16	25	26,397
Sr. Unsec’d. Notes	Ba3	6.250	05/15/19	25	26,944
Sr. Unsec’d. Notes(a)	Ba3	8.625	09/15/15	90	101,340
NYSE Euronext, Sr. Unsec’d. Notes	A3	2.000	10/05/17	475	483,607
Schahin II Finance Co. SPV Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Baa3	5.875	09/25/22	250	265,000
SLM Corp.,
Notes, MTN	Ba1	4.625	09/25/17	405	415,526
Sr. Unsec’d. Notes, MTN	Ba1	8.000	03/25/20	100	115,812
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	Caa1	6.900	12/15/17	300	264,000

					2,325,535

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging 0.1%
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba3	7.375%	05/15/16	$100	$114,500

Paper 0.8%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $35,100; purchased 04/20/11)(e)(f)	Baa3	5.400	11/01/20	35	41,540
Graphic Packaging International, Inc., Gtd. Notes	B2	9.500	06/15/17	650	710,124
International Paper Co.,
Sr. Unsec’d. Notes	Baa3	6.000	11/15/41	210	257,062
Sr. Unsec’d. Notes	Baa3	9.375	05/15/19	100	137,637
Rock-Tenn Co.,
Gtd. Notes, 144A	Ba1	4.000	03/01/23	75	77,222
Unsec’d. Notes, 144A	Ba1	4.450	03/01/19	35	37,952
Unsec’d. Notes, 144A	Ba1	4.900	03/01/22	190	206,486
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	Ba2	4.875	09/15/18	250	250,000

					1,718,023

Pipelines & Other 0.2%
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.700	02/15/42	50	60,412
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.450	02/15/23	200	209,759
ONEOK Partners LP, Gtd. Notes	Baa2	2.000	10/01/17	50	51,023
Sempra Energy, Sr. Unsec’d. Notes	Baa1	2.300	04/01/17	50	52,210

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Western Gas Partners LP, Sr. Unsec’d. Notes	Baa3	4.000%	07/01/22	$75	$79,628

					453,032

Railroads 0.4%
Brunswick Rail Finance Ltd. (Russia), Gtd. Notes, 144A	Ba3	6.500	11/01/17	200	202,936
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	4.375	09/01/42	180	195,378
CSX Corp., Sr. Unsec’d. Notes	Baa2	4.100	03/15/44	175	177,342
Union Pacific Corp., Sr. Unsec’d. Notes	Baa1	6.250	05/01/34	207	277,560

					853,216

Real Estate Investment Trusts 0.8%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes	B1	7.750	02/15/19	600	632,250
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	4.600	06/15/13	130	132,453
Omega Healthcare Investors, Inc., Gtd. Notes	Ba2	7.500	02/15/20	500	549,999
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	2.000	01/31/18	200	201,706
Sr. Unsec’d. Notes	Baa1	5.500	11/15/15	50	55,600
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125	05/30/18	60	73,639

					1,645,647

Retailers 1.2%
AutoZone, Inc., Sr. Unsec’d. Notes	Baa2	3.700	04/15/22	50	53,267

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retailers (cont’d.)
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	B2	9.000%	03/15/19	$475	$495,781
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750	05/15/41	150	194,298
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	3.250	02/01/23	150	150,182
Ltd. Brands, Inc., Gtd. Notes	Ba1	5.625	02/15/22	550	593,312
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	3.875	01/15/22	125	137,373
Gtd. Notes	Baa3	5.900	12/01/16	100	117,816
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.500	10/01/19	525	578,873
Walgreen Co., Sr. Unsec’d. Notes	Baa1	1.800	09/15/17	150	151,995

					2,472,897

Technology 2.3%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375	11/01/15	50	52,386
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	12.535	10/12/17	1,000	1,071,250
CommScope, Inc., Gtd. Notes, 144A (original cost $378,000; purchased 09/28/12)(e)(f)	B3	8.250	01/15/19	350	377,125
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500	12/15/17	300	329,999
First Data Corp., Gtd. Notes	Caa1	12.625	01/15/21	250	258,125
Fiserv, Inc., Gtd. Notes	Baa2	3.125	06/15/16	275	289,507
Interactive Data Corp., Gtd. Notes	Caa1	10.250	08/01/18	400	447,000

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
Jabil Circuit, Inc., Sr. Unsec’d. Notes	Ba1	4.700%	09/15/22	$75	$75,000
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, Ser. EXcH(a)	B3	3.090	10/15/13	75	74,906
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	7.750	12/15/18	600	651,000
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000	05/01/14	100	108,500
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500	08/12/15	200	212,500
Gtd. Notes, RegS	Ba1	7.500	08/12/15	300	318,750
SunGard Data Systems, Inc., Sr. Sec’d. Notes	B3	4.875	01/15/14	100	103,000
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	Ba3	11.375	06/15/18	150	174,000
Xerox Corp., Sr. Unsec’d. Notes(a)	Baa2	1.257	05/16/14	100	99,876

					4,642,924

Telecommunications 1.7%
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.350	09/01/40	240	294,352
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.950	01/15/18	170	204,119
Sr. Unsec’d. Notes(a)	Baa2	9.625	12/15/30	90	146,959
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Caa1	8.250	09/30/20	275	296,313
Digicel Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	B1	12.000	04/01/14	100	110,500

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, 144A	B3	11.625%	01/31/20		$400	$449,499
Embarq Corp., Sr. Unsec’d. Notes (original cost $135,646; purchased 05/04/11-05/11/11)(e)(f)	Baa3	7.082	06/01/16		120	141,353
Sr. Unsec’d. Notes (original cost $265,017; purchased 08/17/12-10/17/12)(e)(f)	Baa3	7.995	06/01/36		240	259,068
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500	10/01/14		40	44,503
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, MTN	A3	2.125	05/01/18		200	199,588
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	6.000	12/01/16		400	429,999
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	7.350	04/01/39		125	192,505
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland), Sr. Unsec’d. Notes, 144A(e)	Ba3	9.125	04/30/18		200	234,206
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, RegS	B3	11.750	07/15/17	EUR	300	377,178

						3,380,142

Tobacco 0.8%
Altria Group, Inc., Gtd. Notes	Baa1	9.950	11/10/38		300	518,492
Lorillard Tobacco Co., Gtd. Notes	Baa2	2.300	08/21/17		75	75,868
Gtd. Notes	Baa2	3.500	08/04/16		235	249,717

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Tobacco (cont’d.)
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	2.500%	08/22/22	$200	$203,030
Reynolds American, Inc., Gtd. Notes	Baa2	3.250	11/01/22	400	404,570
Gtd. Notes	Baa2	6.750	06/15/17	115	138,972

					1,590,649

TOTAL CORPORATE BONDS (cost $72,446,459)					73,571,624

MORTGAGE-BACKED SECURITIES 2.1%
Federal National Mortgage Association		3.000	TBA 30 YR	2,000	2,097,188
Federal National Mortgage Association		3.500	TBA 30 YR	1,000	1,065,156
Federal National Mortgage Association		3.500	TBA 30 YR	1,000	1,063,281

TOTAL MORTGAGE-BACKED SECURITIES (cost $4,226,563)					4,225,625

MUNICIPAL BONDS 0.2%
City of Chicago IL, O’Hare International Airport, BABs, Revenue Bonds	A2	6.395	01/01/40	140	182,669
Port Authority of New York & New Jersey	Aa3	4.458	10/01/62	100	98,707
State of Illinois, GO	A2	3.321	01/01/13	125	125,525

TOTAL MUNICIPAL BONDS (cost $408,913)					406,901

NON-CORPORATE FOREIGN AGENCIES 3.1%
Corp. Andina de Fomento (Supranational),
Sr. Unsec’d. Notes	Aa3	3.750	01/15/16	70	73,516

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Export Credit Bank of Turkey (Turkey),
Unsec’d. Notes, 144A	Ba1	5.375%	11/04/16		$475	$507,371
Gazprom OAO Via Gazprom International SA (Luxembourg),
Sr. Unsec’d. Notes, 144A	BBB+(c)	7.201	02/01/20		528	591,141
KazMunayGas National Co. (Kazakhstan),
Sr. Unsec’d. Notes, 144A, MTN	Baa3	11.750	01/23/15		310	371,746
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes	Aa3	3.500	08/22/17		260	278,797
Sr. Unsec’d. Notes, Ser. E, MTN	Aa3	2.150	08/06/13	HKD	1,000	129,449
Korea Finance Corp. (South Korea),
Sr. Unsec’d. Notes, Ser. E, MTN, RegS	Aa3	1.600	12/28/12	SGD	500	409,959
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A(e)	A1	3.000	09/19/22		350	350,409
Sr. Unsec’d. Notes, RegS	A1	3.125	09/16/15		500	523,045
Sr. Unsec’d. Notes, 144A, MTN	A1	6.250	06/17/14		100	107,749
Majapahit Holding BV (Netherlands),
Gtd. Notes, 144A	Baa3	7.750	10/17/16		200	238,000
Gtd. Notes, RegS	Baa3	7.750	10/17/16		413	491,470
National Agricultural Cooperative Federation (South Korea),
Sr. Unsec’d. Notes, 144A, MTN	A1	3.500	02/08/17		200	211,219
Petroleos Mexicanos (Mexico),
Gtd. Notes	Baa1	4.875	01/24/22		50	56,000

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Petroleos de Venezuela SA (Venezuela),
Sr. Unsec’d. Notes, Ser. 2014	NR	4.900%	10/28/14		$200	$185,500
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, RegS	Ba1	7.390	12/02/24		200	280,500
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg),
Sr. Unsec’d. Notes, 144A	Baa1	6.299	05/15/17		175	194,049
Sr. Unsec’d. Notes, 144A	Baa1	7.750	05/29/18		285	339,804
State Bank of India (India),
Sr. Unsec’d. Notes, RegS, MTN	Baa2	4.500	11/30/15	EUR	300	404,883
VTB Bank OJSC Via VTB Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A	Baa1	6.875	05/29/18		475	512,458

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $6,140,620)						6,257,065

SOVEREIGNS 4.6%
Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, Ser. E, MTN	NR	2.750	03/05/15		70	72,958
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	Baa2	4.875	01/22/21		175	209,563
Sr. Unsec’d. Notes	Baa2	7.375	02/03/15	EUR	50	74,172
Unsec’d. Notes	Baa2	11.000	06/26/17	EUR	420	765,725

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGNS (Continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22		$200	$211,500
Sr. Unsec’d. Notes, RegS	Baa3	6.750	03/10/14		200	213,500
Ireland Government Bond (Ireland),
Bonds	Ba1	4.500	04/18/20	EUR	320	410,452
Bonds	Ba1	5.900	10/18/19	EUR	150	209,788
Sr. Unsub. Bonds	Ba1	4.400	06/18/19	EUR	30	38,670
Italy Buoni Poliennali del Tesoro (Italy),
Bonds	Baa2	4.750	05/01/17	EUR	225	304,494
Bonds	Baa2	6.500	11/01/27	EUR	310	447,949
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	Baa2	3.450	03/24/17	JPY	5,000	60,659
Sr. Unsec’d. Notes	Baa2	4.500	06/08/15	JPY	40,000	512,476
Unsec’d. Notes	NR	4.375	06/15/13		50	50,935
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	4.250	06/16/15	EUR	50	70,199
Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	4.250	07/14/17	EUR	550	786,305
Sr. Unsec’d. Notes, Ser. G, MTN	Baa1	5.500	02/17/20	EUR	300	463,792
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes, RegS	Baa2	7.500	10/14/14	EUR	250	364,540
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	Ba1	6.250	03/15/16	EUR	130	189,467
Sr. Unsec’d. Notes	Ba1	8.000	01/15/16		300	361,875

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGNS (Continued)
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	3.000%	03/17/23		$625	$615,988
Portugal Obrigacoes Do Tesouro OT (Portugal), Sr. Unsec’d. Notes	Ba3	3.850	04/15/21	EUR	120	116,233
Sr. Unsec’d. Notes	Ba3	4.100	04/15/37	EUR	55	43,734
Sr. Unsec’d. Notes	Ba3	4.750	06/14/19	EUR	340	368,795
Sr. Unsec’d. Notes	Ba3	4.800	06/15/20	EUR	50	52,656
South Africa Government Bond (South Africa), Bonds, Ser. R214	Baa1	6.500	02/28/41	ZAR	1,670	150,865
South Africa Government International Bond (South Africa), Unsec’d. Notes, Ser. E, MTN	Baa1	4.500	04/05/16	EUR	250	350,769
Spain Government Bond (Spain), Bonds	Baa3	4.250	10/31/16	EUR	345	448,555
Sr. Unsub. Notes	Baa3	4.700	07/30/41	EUR	50	50,748
Sr. Unsub. Notes	Baa3	5.850	01/31/22	EUR	220	289,391
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, Ser. E, MTN	Baa3	3.625	06/17/13		700	699,791
Turkey Government Bond (Turkey), Bonds(g)	BBB-(c)	6.510	07/17/13	TRY	400	213,168

TOTAL SOVEREIGNS (cost $8,992,076)						9,219,712

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.9%
Federal Home Loan Mortgage Corp.		1.250	10/02/19		745	742,929
Federal Home Loan Mortgage Corp.		2.375	01/13/22		2,000	2,096,035
Federal National Mortgage Association		0.875	12/20/17		1,100	1,099,198

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,898,963)						3,938,162

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	49

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. TREASURY OBLIGATIONS 3.4%
U.S. Treasury Bonds(h)		5.500%	08/15/28		$4,000	$5,706,247
U.S. Treasury Notes		0.250	10/15/15		185	184,292
U.S. Treasury Notes		0.625	09/30/17		30	29,895
U.S. Treasury Notes(i)		0.750	12/15/13		1,000	1,005,820
U.S. Treasury Notes		1.000	09/30/19		15	14,884

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,873,763)						6,941,138

TOTAL LONG-TERM INVESTMENTS (cost $174,338,710)						176,513,530

SHORT-TERM INVESTMENTS 18.4%

SOVEREIGN 0.4%
Bank of Thailand(j) (cost $793,127)	NR	2.910	11/01/12	THB	25,000	815,595

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND 18.0%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(k) (cost $36,446,800)					36,446,800	36,446,800

TOTAL SHORT-TERM INVESTMENTS (cost $37,239,927)						37,262,395

TOTAL INVESTMENTS 105.7% (cost $211,578,637; Note 5)						213,775,925
Liabilities in excess of other assets(l) (5.7)%						(11,452,751)

NET ASSETS 100.0%						$202,323,174

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

The	following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

AUD—Australian Dollar

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BRL—Brazilian Real

BTP—Buoni del Tesoro Poliennali — Long Term Italian fixed-rate Treasury Bonds and Notes

BZDIOVER—Brazil Cetip Interbank Deposit Overnight Rate

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

CZK—Czech Koruna

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GBP—British Pound

GO—General Obligation

HKD—Hong Kong Dollar

HUF—Hungarian Forint

INR—Indian Rupee

IO—Interest Only

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NA—Not Applicable

NOK—Norwegian Krone

NR—Not Rated by Moody’s or Standard & Poor’s

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	51

Portfolio of Investments

as of October 31, 2012 continued

SGD—Singapore Dollar

TBA—To Be Announced

THB—Thailand Baht

TRY—Turkish Lira

TWD—Taiwan Dollar

ZAR—South African Rand

†	The ratings reflected are as of October 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2012.
(b)	New issue security. Variable rate in effect upon settlement.
(c)	Standard & Poor’s Rating.
(d)	Represents step coupon bond. Rate shown reflects the current coupon at October 31, 2012.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,948,307. The aggregate value of $2,956,566 is approximately 1.5% of net assets.
(g)	Represents zero coupon bond. Rate shown reflects the effective yield on October 31, 2012.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(j)	Rate quoted represents yield-to-maturity as of purchase date.
(k)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at October 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
	Long Positions:
2	Euro-BTP Italian Government Bond	Dec. 2012	$257,037	$278,826	$21,789
74	5 Year U.S. Treasury Notes	Dec. 2012	9,191,948	9,194,500	2,552
18	U.S. Long Bond	Dec. 2012	2,670,540	2,687,625	17,085
1	U.S. Long Bond	Mar. 2013	145,221	147,937	2,716

					44,142

	Short Positions:
30	2 Year U.S. Treasury Notes	Dec. 2012	6,613,886	6,609,844	4,042
16	10 Year U.S. Treasury Notes	Dec. 2012	2,132,808	2,128,500	4,308
30	U.S. Ultra Bond	Dec. 2012	4,884,276	4,952,812	(68,536)

					(60,186)

					$(16,044)

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Forward foreign currency exchange contracts outstanding at October 31, 2012:

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar
Expiring 01/23/13	Citibank NA	AUD	190,280	$196,100	$196,166	$66
Expiring 01/23/13	HSBC Bank USA NA	AUD	192,379	198,300	198,330	30
Expiring 01/23/13	JPMorgan Chase Securities	AUD	253,607	261,200	261,452	252
Expiring 01/23/13	JPMorgan Chase Securities	AUD	194,928	201,200	200,958	(242)
Expiring 01/23/13	JPMorgan Chase Securities	AUD	192,330	198,300	198,280	(20)
Expiring 01/23/13	JPMorgan Chase Securities	AUD	160,285	163,400	165,244	1,844
Expiring 01/23/13	Morgan Stanley	AUD	192,620	200,400	198,579	(1,821)
Expiring 01/23/13	Morgan Stanley	AUD	177,721	182,600	183,218	618
Expiring 01/23/13	UBS AG	AUD	229,032	237,000	236,117	(883)
Brazilian Real
Expiring 11/26/12	Citibank NA	BRL	493,219	237,296	241,968	4,672
Expiring 01/18/13	Citibank NA	BRL	345,718	167,800	168,348	548
British Pound
Expiring 01/25/13	Citibank NA	GBP	227,758	365,100	367,440	2,340
Expiring 01/25/13	Deutsche Bank AG	GBP	227,269	366,600	366,652	52
Expiring 01/25/13	JPMorgan Chase Securities	GBP	160,407	259,696	258,783	(913)
Canadian Dollar
Expiring 01/22/13	Citibank NA	CAD	180,394	181,600	180,290	(1,310)
Expiring 01/22/13	Citibank NA	CAD	145,566	149,000	145,483	(3,517)
Expiring 01/22/13	Citibank NA	CAD	145,167	147,400	145,084	(2,316)
Expiring 01/22/13	Citibank NA	CAD	43,033	43,700	43,008	(692)
Expiring 01/22/13	JPMorgan Chase Securities	CAD	655,502	671,163	655,126	(16,037)
Expiring 01/22/13	JPMorgan Chase Securities	CAD	181,289	182,600	181,185	(1,415)
Expiring 01/22/13	Morgan Stanley	CAD	230,359	235,000	230,227	(4,773)
Chilean Peso
Expiring 11/19/12	Citibank NA	CLP	195,344,857	401,366	404,878	3,512
Expiring 11/19/12	Citibank NA	CLP	160,085,700	337,200	331,799	(5,401)
Chinese Yuan Renminbi
Expiring 03/12/13	UBS AG	CNY	3,410,954	534,800	540,585	5,785
Expiring 03/20/13	Citibank NA	CNY	3,870,941	612,200	613,156	956
Expiring 03/20/13	UBS AG	CNY	1,161,014	183,400	183,904	504
Expiring 10/29/13	UBS AG	CNY	3,139,506	494,800	491,435	(3,365)
Czech Koruna
Expiring 01/24/13	Citibank NA	CZK	6,491,201	338,937	335,469	(3,468)
Expiring 01/24/13	Citibank NA	CZK	2,821,602	147,400	145,822	(1,578)
Expiring 01/24/13	Citibank NA	CZK	2,542,962	133,600	131,422	(2,178)
Expiring 01/24/13	Credit Suisse International	CZK	3,246,203	171,700	167,766	(3,934)
Expiring 01/24/13	JPMorgan Chase Securities	CZK	3,238,396	170,100	167,362	(2,738)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	53

Portfolio of Investments

as of October 31, 2012 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Euro
Expiring 01/24/13	Citibank NA	EUR	170,500	$220,554	$221,191	$637
Expiring 01/25/13	HSBC Bank USA NA	EUR	198,046	257,800	256,928	(872)
Expiring 01/25/13	JPMorgan Chase Securities	EUR	199,136	261,200	258,343	(2,857)
Expiring 01/25/13	JPMorgan Chase Securities	EUR	11,280	14,600	14,633	33
Hungarian Forint
Expiring 01/24/13	Barclays Bank PLC	HUF	36,711,220	170,100	166,143	(3,957)
Expiring 01/24/13	Citibank NA	HUF	39,194,212	178,800	177,380	(1,420)
Indian Rupee
Expiring 01/07/13	Citibank NA	INR	2,893,376	54,300	53,095	(1,205)
Expiring 01/07/13	Citibank NA	INR	1,919,181	36,300	35,218	(1,082)
Expiring 01/07/13	UBS AG	INR	4,688,100	90,000	86,029	(3,971)
Expiring 01/07/13	UBS AG	INR	3,885,402	72,300	71,299	(1,001)
Expiring 01/07/13	UBS AG	INR	3,134,016	57,600	57,511	(89)
Expiring 01/14/13	UBS AG	INR	9,726,238	179,600	178,260	(1,340)
Japanese Yen
Expiring 01/25/13	Citibank NA	JPY	3,060,698	39,400	38,375	(1,025)
Expiring 01/25/13	JPMorgan Chase Securities	JPY	2,083,721	26,700	26,126	(574)
Malaysian Ringgit
Expiring 12/10/12	Citibank NA	MYR	522,535	171,700	171,025	(675)
Expiring 12/10/12	Citibank NA	MYR	314,707	100,900	103,003	2,103
Expiring 12/10/12	UBS AG	MYR	2,743,606	898,100	897,978	(122)
Expiring 12/10/12	UBS AG	MYR	1,194,811	391,100	391,060	(40)
Expiring 12/10/12	UBS AG	MYR	652,127	210,700	213,440	2,740
Expiring 12/10/12	UBS AG	MYR	354,693	113,100	116,090	2,990
Expiring 12/10/12	UBS AG	MYR	270,172	86,900	88,427	1,527
Expiring 12/10/12	UBS AG	MYR	216,691	68,400	70,923	2,523
Expiring 12/10/12	UBS AG	MYR	204,129	63,900	66,811	2,911
Expiring 12/10/12	UBS AG	MYR	204,120	64,300	66,808	2,508
Expiring 12/10/12	UBS AG	MYR	171,875	54,900	56,255	1,355
Mexican Peso
Expiring 01/22/13	Citibank NA	MXN	9,900,000	758,698	749,588	(9,110)
Expiring 01/22/13	Citibank NA	MXN	2,607,676	198,300	197,443	(857)
Expiring 01/22/13	Citibank NA	MXN	31,884,405	145,500	142,680	(2,820)
Expiring 01/22/13	Citibank NA	MXN	652,064	50,400	49,372	(1,028)
Expiring 01/22/13	Citibank NA	MXN	300,487	23,168	22,752	(416)
Expiring 01/22/13	Citibank NA	MXN	5,809	446	440	(6)
Expiring 01/22/13	JPMorgan Chase Securities	MXN	3,225,596	248,200	244,229	(3,971)

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar
Expiring 01/23/13	Citibank NA	NZD	225,282	$182,600	$184,229	$1,629
Expiring 01/23/13	Citibank NA	NZD	176,804	145,500	144,585	(915)
Expiring 01/23/13	HSBC Bank USA NA	NZD	242,506	198,300	198,314	14
Expiring 01/23/13	JPMorgan Chase Securities	NZD	242,349	198,300	198,186	(114)
Expiring 01/23/13	JPMorgan Chase Securities	NZD	223,791	183,300	183,010	(290)
Expiring 01/23/13	UBS AG	NZD	509,880	418,524	416,965	(1,559)
Expiring 01/23/13	UBS AG	NZD	320,309	261,200	261,939	739
Norwegian Krone
Expiring 01/24/13	Barclays Bank PLC	NOK	3,203,343	556,523	560,059	3,536
Expiring 01/24/13	Barclays Bank PLC	NOK	1,272,161	220,513	222,419	1,906
Expiring 01/24/13	Citibank NA	NOK	1,132,105	198,300	197,933	(367)
Expiring 01/24/13	Citibank NA	NOK	970,655	171,700	169,705	(1,995)
Expiring 01/24/13	Credit Suisse International	NOK	1,134,273	198,300	198,311	11
Expiring 01/24/13	JPMorgan Chase Securities	NOK	757,978	132,400	132,522	122
Expiring 01/24/13	JPMorgan Chase Securities	NOK	670,097	116,400	117,157	757
Expiring 01/24/13	UBS AG	NOK	967,555	170,100	169,163	(937)
Peruvian Nuevo Sol
Expiring 12/06/12	Citibank NA	PEN	739,498	285,300	284,722	(578)
Expiring 12/06/12	Citibank NA	PEN	547,470	208,640	210,788	2,148
Philippine Peso
Expiring 11/05/12	UBS AG	PHP	8,127,924	193,200	197,291	4,091
Expiring 11/05/12	UBS AG	PHP	7,028,852	166,245	170,613	4,368
Expiring 11/05/12	UBS AG	PHP	6,575,385	157,400	159,606	2,206
Expiring 11/05/12	UBS AG	PHP	5,496,360	130,400	133,414	3,014
Expiring 11/05/12	UBS AG	PHP	4,199,482	100,200	101,935	1,735
Expiring 01/22/13	JPMorgan Chase Securities	PHP	21,081,261	510,999	511,345	346
Expiring 03/18/13	UBS AG	PHP	24,474,624	595,200	593,363	(1,837)
Polish Zloty
Expiring 01/24/13	Citibank NA	PLN	1,166,893	363,800	361,953	(1,847)
Expiring 01/24/13	Citibank NA	PLN	754,250	238,100	233,957	(4,143)
Expiring 01/24/13	Citibank NA	PLN	703,884	221,100	218,335	(2,765)
Expiring 01/24/13	Citibank NA	PLN	429,288	133,600	133,159	(441)
Expiring 01/24/13	UBS AG	PLN	1,090,389	338,766	338,223	(543)
Russian Ruble
Expiring 12/27/12	Citibank NA	RUB	3,033,950	91,200	95,705	4,505
Expiring 03/25/13	Citibank NA	RUB	10,229,508	323,100	318,413	(4,687)
Expiring 03/25/13	Citibank NA	RUB	6,378,331	200,400	198,538	(1,862)
Expiring 03/25/13	Citibank NA	RUB	5,411,469	171,700	168,442	(3,258)
Expiring 03/25/13	Citibank NA	RUB	4,690,415	147,400	145,998	(1,402)
Expiring 03/25/13	Citibank NA	RUB	4,303,445	134,900	133,953	(947)
Expiring 03/25/13	Citibank NA	RUB	4,289,189	134,100	133,509	(591)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	55

Portfolio of Investments

as of October 31, 2012 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Singapore Dollar
Expiring 01/23/13	Citibank NA	SGD	180,936	$147,400	$148,332	$932
Expiring 01/23/13	Citibank NA	SGD	71,516	58,200	58,629	429
Expiring 01/23/13	JPMorgan Chase Securities	SGD	866,058	706,594	709,995	3,401
Expiring 01/23/13	JPMorgan Chase Securities	SGD	241,922	198,300	198,328	28
Expiring 01/23/13	Morgan Stanley	SGD	504,947	413,600	413,956	356
South African Rand
Expiring 01/30/13	Citibank NA	ZAR	1,123,078	134,900	127,738	(7,162)
Expiring 01/30/13	Citibank NA	ZAR	149,862	17,000	17,045	45
Expiring 01/30/13	JPMorgan Chase Securities	ZAR	1,129,372	134,900	128,454	(6,446)
South Korean Won
Expiring 01/14/13	Citibank NA	KRW	283,171,800	253,171	258,592	5,421
Expiring 01/14/13	Citibank NA	KRW	165,486,850	149,000	151,123	2,123
Expiring 01/14/13	UBS AG	KRW	393,037,500	352,500	358,922	6,422
Expiring 03/18/13	UBS AG	KRW	258,951,500	233,500	235,782	2,282
Expiring 03/18/13	UBS AG	KRW	189,363,825	170,100	172,421	2,321
Swedish Krona
Expiring 01/24/13	Barclays Bank PLC	SEK	3,406,723	517,682	512,324	(5,358)
Expiring 01/24/13	Citibank NA	SEK	1,311,628	196,100	197,251	1,151
Expiring 01/24/13	Citibank NA	SEK	979,201	147,400	147,258	(142)
Expiring 01/24/13	Citibank NA	SEK	898,458	136,992	135,115	(1,877)
Expiring 01/24/13	Credit Suisse International	SEK	1,317,505	198,300	198,134	(166)
Expiring 01/24/13	Morgan Stanley	SEK	824,814	126,247	124,041	(2,206)
Expiring 01/24/13	UBS AG	SEK	2,286,689	348,200	343,886	(4,314)
Expiring 01/24/13	UBS AG	SEK	2,032,342	306,100	305,636	(464)
Expiring 01/24/13	UBS AG	SEK	1,313,821	198,300	197,580	(720)
Taiwan Dollar
Expiring 11/05/12	UBS AG	TWD	1,956,848	65,600	66,986	1,386
Expiring 03/12/13	UBS AG	TWD	6,291,869	213,900	215,567	1,667
Expiring 03/12/13	UBS AG	TWD	3,043,284	103,700	104,267	567
Thai Baht
Expiring 11/30/12	Citibank NA	THB	7,615,145	247,400	247,961	561
Expiring 11/30/12	Citibank NA	THB	4,071,035	132,400	132,560	160
Expiring 11/30/12	UBS AG	THB	8,429,960	269,500	274,493	4,993
Expiring 11/30/12	UBS AG	THB	1,509,728	47,400	49,159	1,759
Expiring 11/30/12	UBS AG	THB	1,252,455	39,400	40,782	1,382
Expiring 11/30/12	UBS AG	THB	1,251,858	39,300	40,763	1,463

See Notes to Financial Statements.

56	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Turkish Lira
Expiring 01/30/13	Citibank NA	TRY	216,041	$118,500	$119,075	$575
Expiring 01/30/13	Citibank NA	TRY	196,395	107,900	108,246	346
Expiring 01/30/13	Citibank NA	TRY	104,739	57,141	57,729	588
Expiring 01/30/13	Deutsche Bank AG	TRY	503,913	277,700	277,740	40
Expiring 01/30/13	Morgan Stanley	TRY	600,000	328,815	330,700	1,885
Expiring 01/30/13	Morgan Stanley	TRY	242,607	132,400	133,717	1,317

				$29,202,176	$29,162,437	$(39,739)

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar
Expiring 01/23/13	Citibank NA	AUD	359,884	$367,300	$371,016	$(3,716)
Expiring 01/23/13	JPMorgan Chase Securities	AUD	294,797	302,000	303,916	(1,916)
Brazilian Real
Expiring 11/26/12	Citibank NA	BRL	378,396	182,800	185,637	(2,837)
Expiring 11/26/12	Citibank NA	BRL	114,823	54,900	56,331	(1,431)
British Pound
Expiring 01/25/13	Citibank NA	GBP	307,046	496,237	495,355	882
Expiring 01/25/13	Morgan Stanley	GBP	464,816	745,000	749,884	(4,884)
Expiring 01/25/13	Morgan Stanley	GBP	162,241	261,900	261,742	158
Canadian Dollar
Expiring 01/22/13	Citibank NA	CAD	360,656	364,500	360,449	4,051
Expiring 01/22/13	Citibank NA	CAD	259,848	259,900	259,699	201
Expiring 01/22/13	Citibank NA	CAD	119,187	120,700	119,119	1,581
Expiring 01/22/13	JPMorgan Chase Securities	CAD	214,837	215,500	214,714	786
Expiring 01/22/13	UBS AG	CAD	350,828	353,300	350,626	2,674
Chilean Peso
Expiring 12/11/12	Citibank NA	CLP	132,522,600	272,400	273,787	(1,387)
Expiring 12/11/12	Citibank NA	CLP	17,199,690	35,900	35,534	366
Chinese Yuan Renminbi
Expiring 03/20/13	UBS AG	CNY	1,161,014	181,493	183,904	(2,411)
Czech Koruna
Expiring 01/24/13	Barclays Bank PLC	CZK	5,065,671	265,000	261,797	3,203
Expiring 01/24/13	Barclays Bank PLC	CZK	4,225,363	219,100	218,369	731
Expiring 01/24/13	Barclays Bank PLC	CZK	3,166,321	165,900	163,637	2,263
Expiring 01/24/13	UBS AG	CZK	5,991,862	310,300	309,663	637

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	57

Portfolio of Investments

as of October 31, 2012 continued

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Euro
Expiring 01/25/13	Barclays Bank PLC	EUR	298,674	$384,982	$387,475	$(2,493)
Expiring 01/25/13	Citibank NA	EUR	2,977,414	3,847,697	3,862,655	(14,958)
Expiring 01/25/13	Citibank NA	EUR	651,284	842,341	844,923	(2,582)
Expiring 01/25/13	Citibank NA	EUR	355,124	460,610	460,709	(99)
Expiring 01/25/13	Citibank NA	EUR	239,761	312,585	311,046	1,539
Expiring 01/25/13	Citibank NA	EUR	180,597	233,300	234,291	(991)
Expiring 01/25/13	Citibank NA	EUR	157,034	203,341	203,723	(382)
Expiring 01/25/13	Citibank NA	EUR	112,435	146,829	145,864	965
Expiring 01/25/13	Citibank NA	EUR	81,516	105,000	105,752	(752)
Expiring 01/25/13	JPMorgan Chase Securities	EUR	699,428	900,057	907,381	(7,324)
Expiring 01/25/13	JPMorgan Chase Securities	EUR	426,554	556,900	553,377	3,523
Expiring 01/25/13	JPMorgan Chase Securities	EUR	144,345	186,778	187,261	(483)
Expiring 01/25/13	UBS AG	EUR	48,156	62,298	62,474	(176)
Hong Kong Dollar
Expiring 01/23/13	Barclays Bank PLC	HKD	1,008,702	130,096	130,179	(83)
Hungarian Forint
Expiring 01/24/13	Citibank NA	HUF	76,616,320	353,300	346,741	6,559
Indian Rupee
Expiring 01/07/13	Citibank NA	INR	2,918,100	54,800	53,548	1,252
Expiring 01/07/13	UBS AG	INR	5,279,593	100,900	96,883	4,017
Expiring 01/07/13	UBS AG	INR	4,688,100	88,388	86,029	2,359
Expiring 01/07/13	UBS AG	INR	3,634,282	69,148	66,691	2,457
Malaysian Ringgit
Expiring 12/10/12	HSBC Bank USA NA	MYR	2,520,000	818,182	824,793	(6,611)
Expiring 12/10/12	UBS AG	MYR	270,640	87,600	88,580	(980)
Expiring 12/10/12	UBS AG	MYR	217,519	67,500	71,194	(3,694)
Mexican Peso
Expiring 01/22/13	Citibank NA	MXN	2,581,412	196,100	195,454	646
Expiring 01/22/13	Citibank NA	MXN	1,701,524	129,900	128,832	1,068
New Zealand Dollar
Expiring 01/23/13	Citibank NA	NZD	271,320	221,100	221,877	(777)
Expiring 01/23/13	Citibank NA	NZD	268,799	218,700	219,816	(1,116)
Norwegian Krone
Expiring 01/24/13	Citibank NA	NOK	1,044,679	181,600	182,647	(1,047)
Expiring 01/24/13	JPMorgan Chase Securities	NOK	576,614	100,100	100,813	(713)
Expiring 01/24/13	UBS AG	NOK	1,398,074	241,300	244,433	(3,133)
Peruvian Nuevo Sol
Expiring 01/10/13	Citibank NA	PEN	338,454	129,900	130,061	(161)

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Philippine Peso
Expiring 11/05/12	JPMorgan Chase Securities	PHP	21,081,261	$510,195	$511,710	$(1,515)
Expiring 11/05/12	UBS AG	PHP	7,582,199	179,100	184,044	(4,944)
Expiring 11/05/12	UBS AG	PHP	1,406,328	33,258	34,136	(878)
Expiring 11/05/12	UBS AG	PHP	1,358,215	32,300	32,968	(668)
Polish Zloty
Expiring 01/24/13	Citibank NA	PLN	835,587	255,000	259,187	(4,187)
Expiring 01/24/13	Citibank NA	PLN	827,999	261,200	256,833	4,367
Expiring 01/24/13	Citibank NA	PLN	709,930	220,554	220,210	344
Expiring 01/24/13	Citibank NA	PLN	572,685	177,700	177,639	61
Expiring 01/24/13	Citibank NA	PLN	562,060	176,700	174,343	2,357
Expiring 01/24/13	JPMorgan Chase Securities	PLN	642,147	199,800	199,185	615
Russian Ruble
Expiring 12/27/12	Citibank NA	RUB	3,033,950	89,653	95,705	(6,052)
Singapore Dollar
Expiring 01/23/13	Citibank NA	SGD	502,973	409,783	412,338	(2,555)
Expiring 01/23/13	Citibank NA	SGD	269,602	218,700	221,020	(2,320)
Expiring 01/23/13	JPMorgan Chase Securities	SGD	226,534	183,800	185,712	(1,912)
South African Rand
Expiring 01/30/13	Goldman Sachs International	ZAR	1,359,382	162,328	154,615	7,713
Expiring 01/30/13	JPMorgan Chase Securities	ZAR	2,332,008	277,500	265,241	12,259
Swedish Krona
Expiring 01/24/13	Citibank NA	SEK	2,456,659	366,600	369,447	(2,847)
Expiring 01/24/13	Citibank NA	SEK	1,467,578	218,700	220,703	(2,003)
Expiring 01/24/13	Citibank NA	SEK	1,211,362	181,600	182,172	(572)
Expiring 01/24/13	UBS AG	SEK	2,444,584	365,100	367,631	(2,531)
Expiring 01/24/13	UBS AG	SEK	1,746,238	262,600	262,610	(10)
Taiwan Dollar
Expiring 11/05/12	UBS AG	TWD	1,956,848	65,228	66,986	(1,758)
Expiring 03/12/13	Citibank NA	TWD	1,082,207	37,100	37,078	22
Thai Baht
Expiring 11/01/12	Citibank NA	THB	25,000,000	788,980	815,661	(26,681)
Expiring 11/30/12	Citibank NA	THB	24,130,182	784,849	785,718	(869)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	59

Portfolio of Investments

as of October 31, 2012 continued

Sale Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Turkish Lira
Expiring 01/30/13	Citibank NA	TRY	288,912	$156,300	$159,239	$(2,939)
Expiring 01/30/13	Citibank NA	TRY	288,111	156,300	158,798	(2,498)
Expiring 01/30/13	UBS AG	TRY	395,019	216,632	217,721	(1,089)

				$23,593,022	$23,659,331	$(66,309)

						$(106,048)

Currency swap agreements outstanding as of October 31, 2012:

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
	Over-the-counter swap agreements:
EUR	950	10/19/14	NA	3 month LIBOR(1)	$6,789	$—	$6,789	JPMorgan Chase Bank
EUR	100	11/30/15	4.500%	3 month LIBOR(2)	(15,541)	(1,140)	(14,401)	Citibank NA
EUR	100	11/30/15	4.500	3 month LIBOR(3)	(14,606)	(2,121)	(12,485)	JPMorgan Chase Bank
EUR	65	07/14/17	4.250	3 month LIBOR(4)	(13,581)	(6,770)	(6,811)	Citibank NA
EUR	35	07/14/17	4.250	3 month LIBOR(5)	(7,423)	(4,000)	(3,423)	Citibank NA
JPY	20,000	06/08/15	4.500	3 month LIBOR(6)	(9,134)	(10,063)	929	Citibank NA
JPY	20,000	06/08/15	4.500	3 month LIBOR(7)	(9,536)	(11,240)	1,704	Citibank NA
JPY	5,000	03/24/17	3.450	3 month LIBOR(8)	2,335	1	2,334	Citibank NA

					$(60,697)	$(35,333)	$(25,364)

(1)	The Fund pays a floating rate of 3 month EURIBOR + 28.375 basis points based on a notional amount of EUR 950,000. The Fund receives a floating rate based on a notional amount of $1,246,400.
(2)	The Fund pays a fixed rate based on a notional amount of EUR 100,000. The Fund receives a floating rate based on a notional amount of $121,310.
(3)	The Fund pays a fixed rate based on a notional amount of EUR 100,000. The Fund receives a floating rate based on a notional amount of $122,560.

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

(4)	The Fund pays a fixed rate based on a notional amount of EUR 65,000. The Fund receives a floating rate based on a notional amount of $79,261.
(5)	The Fund pays a fixed rate based on a notional amount of EUR 35,000. The Fund receives a floating rate based on a notional amount of $42,802.
(6)	The Fund pays a fixed rate based on a notional amount of JPY 20,000,000. The Fund receives a floating rate based on a notional amount of $255,951.
(7)	The Fund pays a fixed rate based on a notional amount of JPY 20,000,000. The Fund receives a floating rate based on a notional amount of $256,805.
(8)	The Fund pays a fixed rate based on a notional amount of JPY 5,000,000. The Fund receives a floating rate based on a notional amount of $64,210.

Interest rate swap agreements outstanding at October 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter swap agreements:
$10,000	07/22/13	0.647%	3 month LIBOR(1)	$(41,315)	$—	$(41,315)	Morgan Stanley Capital Services
4,000	07/28/13	0.625	3 month LIBOR(2)	15,872	—	15,872	Citibank NA
3,950	09/06/13	0.518	3 month LIBOR(2)	6,342	—	6,342	Barclays Bank PLC
2,450	09/21/13	0.493	3 month LIBOR(1)	(3,472)	—	(3,472)	Barclays Bank PLC
1,400	09/26/13	0.524	3 month LIBOR(1)	(2,588)	—	(2,588)	Barclays Bank PLC
1,750	10/04/13	0.559	3 month LIBOR(2)	3,783	—	3,783	Barclays Bank PLC
1,000	05/10/14	1.288	3 month LIBOR(1)	(19,448)	—	(19,448)	Citibank NA
1,000	05/13/14	1.258	3 month LIBOR(1)	(18,799)	—	(18,799)	Citibank NA
600	07/01/14	1.095	3 month LIBOR(1)	(9,247)	—	(9,247)	Barclays Bank PLC
900	08/05/14	0.821	3 month LIBOR(1)	(8,121)	—	(8,121)	Barclays Bank PLC
3,800	08/24/14	0.475	3 month LIBOR(1)	(7,597)	—	(7,597)	Citibank NA
2,000	09/26/14	0.640	3 month LIBOR(1)	(10,603)	—	(10,603)	Barclays Bank PLC
1,050	11/09/14	0.710	3 month LIBOR(1)	(9,553)	—	(9,553)	Citibank NA
5,000	08/24/15	0.573	3 month LIBOR(1)	(17,377)	—	(17,377)	Citibank NA
1,300	12/31/15	1.705	3 month LIBOR(2)	56,156	—	56,156	Barclays Bank PLC
2,000	04/08/16	2.520	3 month LIBOR(1)	(137,508)	—	(137,508)	Citibank NA
2,000	04/27/16	2.313	3 month LIBOR(1)	(123,047)	—	(123,047)	Citibank NA
1,000	05/18/16	2.040	3 month LIBOR(1)	(60,650)	—	(60,650)	Citibank NA
2,000	06/30/16	1.821	3 month LIBOR(1)	(102,387)	—	(102,387)	Citibank NA
2,350	08/15/16	1.220	3 month LIBOR(2)	59,311	—	59,311	Barclays Bank PLC
2,070	08/31/16	0.934	3 month LIBOR(2)	28,289	—	28,289	Credit Suisse International
645	08/31/16	0.975	3 month LIBOR(1)	(9,860)	—	(9,860)	JPMorgan Chase Bank

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Portfolio of Investments

as of October 31, 2012 continued

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter swap agreements (cont’d.):
$645	08/31/16	0.978%	3 month LIBOR(1)	$(9,950)	$—	$(9,950)	JPMorgan Chase Bank
3,200	09/06/16	1.165	3 month LIBOR(1)	(72,109)	—	(72,109)	Barclays Bank PLC
500	09/16/16	1.205	3 month LIBOR(1)	(11,961)	—	(11,961)	Barclays Bank PLC
1,000	09/19/16	1.245	3 month LIBOR(1)	(25,434)	—	(25,434)	Barclays Bank PLC
3,000	09/26/16	1.113	3 month LIBOR(2)	60,386	—	60,386	Barclays Bank PLC
1,400	09/27/16	1.115	3 month LIBOR(2)	28,847	—	28,847	Barclays Bank PLC
2,315	11/30/16	0.913	3 month LIBOR(1)	(26,715)	—	(26,715)	JPMorgan Chase Bank
470	12/22/16	1.265	3 month LIBOR(1)	(13,721)	—	(13,721)	Citibank NA
470	01/09/17	1.255	3 month LIBOR(2)	13,288	—	13,288	Citibank NA
350	01/17/17	1.128	3 month LIBOR(1)	(7,875)	—	(7,875)	Citibank NA
350	01/17/17	1.151	3 month LIBOR(1)	(8,245)	—	(8,245)	Citibank NA
570	01/30/17	1.065	3 month LIBOR(1)	(11,082)	—	(11,082)	Citibank NA
300	02/07/17	0.968	3 month LIBOR(1)	(4,104)	—	(4,104)	Citibank NA
24,900	02/28/17	0.687	3 month LIBOR(1)	12,777	—	12,777	Credit Suisse International
2,500	08/24/17	0.944	3 month LIBOR(1)	(21,932)	—	(21,932)	Citibank NA
12,000	09/10/17	0.845	3 month LIBOR(1)	(39,079)	—	(39,079)	Morgan Stanley Capital Services
1,100	12/20/17	0.904	3 month LIBOR(1)	(3,504)	—	(3,504)	Deutsche Bank AG
2,000	08/30/18	1.867	3 month LIBOR(2)	104,820	—	104,820	Barclays Bank PLC
300	09/21/18	1.670	3 month LIBOR(1)	(11,867)	—	(11,867)	Goldman Sachs International
1,400	09/26/18	1.555	3 month LIBOR(1)	(45,679)	—	(45,679)	Barclays Bank PLC
750	09/27/18	1.538	3 month LIBOR(1)	(23,682)	—	(23,682)	Barclays Bank PLC
300	11/04/18	1.766	3 month LIBOR(1)	(15,249)	—	(15,249)	Barclays Bank PLC
400	11/09/18	1.720	3 month LIBOR(2)	19,021	—	19,021	Citibank NA
11,110	08/15/19	1.231	3 month LIBOR(1)	(10,797)	—	(10,797)	Credit Suisse International
745	10/02/19	1.188	3 month LIBOR(1)	1,104	—	1,104	Bank of Nova Scotia
1,000	04/19/21	3.514	3 month LIBOR(1)	(164,672)	—	(164,672)	Citibank NA
600	05/24/21	3.247	3 month LIBOR(1)	(93,236)	—	(93,236)	Citibank NA
1,000	06/30/21	3.078	3 month LIBOR(1)	(138,384)	—	(138,384)	Citibank NA
400	08/10/21	2.568	3 month LIBOR(1)	(36,159)	—	(36,159)	Barclays Bank PLC
700	09/08/21	2.150	3 month LIBOR(2)	36,711	—	36,711	Citibank NA
500	09/21/21	2.160	3 month LIBOR(2)	26,219	—	26,219	Barclays Bank PLC
200	09/22/21	2.180	3 month LIBOR(2)	10,818	—	10,818	Citibank NA
300	10/06/21	2.049	3 month LIBOR(1)	(12,607)	—	(12,607)	Citibank NA

See Notes to Financial Statements.

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Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
	$140	10/06/21	2.033%	3 month LIBOR(2)	$5,673	$—	$5,673	Citibank NA
	250	10/07/21	2.108	3 month LIBOR(1)	(11,745)	—	(11,745)	Citibank NA
	200	10/07/21	2.083	3 month LIBOR(1)	(8,967)	—	(8,967)	Citibank NA
	200	10/20/21	2.308	3 month LIBOR(2)	12,649	—	12,649	Citibank NA
	100	11/10/21	2.180	3 month LIBOR(2)	6,053	—	6,053	Citibank NA
	250	01/06/22	2.086	3 month LIBOR(2)	12,045	—	12,045	Citibank NA
	350	01/11/22	2.113	3 month LIBOR(2)	17,578	—	17,578	Citibank NA
	150	01/11/22	2.070	3 month LIBOR(2)	6,958	—	6,958	Citibank NA
	2,000	01/13/22	1.781	3 month LIBOR(1)	(34,041)	—	(34,041)	Barclays Bank PLC
	150	01/17/22	2.010	3 month LIBOR(1)	(6,089)	—	(6,089)	Citibank NA
	300	01/30/22	2.060	3 month LIBOR(2)	13,275	—	13,275	Citibank NA
	300	02/03/22	1.946	3 month LIBOR(1)	(9,742)	—	(9,742)	Citibank NA
	200	02/06/22	1.916	3 month LIBOR(2)	5,896	—	5,896	Citibank NA
	225	02/07/22	2.049	3 month LIBOR(1)	(9,337)	—	(9,337)	Citibank NA
	255	02/14/22	2.063	3 month LIBOR(2)	10,745	—	10,745	Citibank NA
	2,400	08/24/22	1.855	3 month LIBOR(1)	(41,358)	—	(41,358)	Citibank NA
	1,560	08/15/28	2.367	3 month LIBOR(1)	(16,508)	—	(16,508)	JPMorgan Chase Bank
	150	12/16/41	2.672	3 month LIBOR(2)	4,385	—	4,385	Citibank NA
	100	12/22/41	2.570	3 month LIBOR(2)	697	—	697	Citibank NA
	150	01/11/42	2.739	3 month LIBOR(1)	(6,321)	—	(6,321)	Citibank NA
	150	01/17/42	2.674	3 month LIBOR(2)	4,171	—	4,171	Citibank NA
	100	01/20/42	2.678	3 month LIBOR(1)	(2,841)	—	(2,841)	Citibank NA
	100	01/26/42	2.843	3 month LIBOR(1)	(6,357)	—	(6,357)	Citibank NA
	150	01/30/42	2.815	3 month LIBOR(2)	8,621	—	8,621	Citibank NA
	120	02/02/42	2.696	3 month LIBOR(2)	3,645	—	3,645	Citibank NA
	100	02/03/42	2.678	3 month LIBOR(1)	(2,643)	—	(2,643)	Citibank NA
	100	02/06/42	2.730	3 month LIBOR(1)	(3,742)	—	(3,742)	Citibank NA
	120	02/09/42	2.815	3 month LIBOR(2)	6,651	—	6,651	Citibank NA
	130	02/16/42	2.766	3 month LIBOR(2)	5,780	—	5,780	Citibank NA
	170	02/21/42	2.800	3 month LIBOR(2)	8,732	—	8,732	Citibank NA
	700	08/24/42	2.620	3 month LIBOR(1)	(8,314)	—	(8,314)	Citibank NA
	4,765	10/11/42	2.708	3 month LIBOR(1)	(132,932)	—	(132,932)	Bank of Nova Scotia
BRL	1,026	01/01/17	0.000	1 day BZDIOVER(2)	17,798	—	17,798	Barclays Bank PLC
MXN	4,200	07/05/13	5.480	28 day Mexican Interbank Rate(2)	1,313	—	1,313	Barclays Bank PLC

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	63

Portfolio of Investments

as of October 31, 2012 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
MXN	1,500	02/18/22	6.600%	28 day Mexican Interbank Rate(2)	$6,283	$—	$6,283	Barclays Bank PLC
MXN	1,600	04/15/22	6.380	28 day Mexican Interbank Rate(2)	4,561	—	4,561	JPMorgan Chase Bank
MXN	2,900	05/25/22	6.370	28 day Mexican Interbank Rate(2)	8,214	—	8,214	Morgan Stanley Capital Services
NZD	1,000	08/09/16	3.125	3 month BBR(2)	8,563	—	8,563	Citibank NA
NZD	130	03/26/17	3.810	3 month BBR(2)	3,884	—	3,884	HSBC Bank USA NA
NZD	230	09/25/22	3.790	3 month BBR(2)	1,987	—	1,987	Citibank NA

					$(1,020,651)	$—	$(1,020,651)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swap on credit indices—Buy Protection(1):
ITRAXX.EUR.18.V1	12/20/17	1.000%	EUR 1,600	$27,081	$31,837	$(4,756)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swap on credit indices—Sell Protection(2):
CDX.NA.HY.18.V2	06/20/17	5.000%	$2,970	$18,819	$(79,613)	$98,432	Citibank NA
CDX.NA.HY.18.V2	06/20/17	5.000	1,980	12,547	(40,700)	53,247	Goldman Sachs International
CDX.NA.HY.18.V2	06/20/17	5.000	990	6,273	(77,275)	83,548	Citibank NA

				$37,639	$(197,588)	$235,227

See Notes to Financial Statements.

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Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2012(5)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Netherlands	03/20/13	0.250%	$200	0.029%	$230	$(840)	$1,070	Morgan Stanley Capital Services
Republic of Austria	03/20/13	1.000	200	0.032	985	(902)	1,887	Morgan Stanley Capital Services
Republic of France	03/20/13	0.250	200	0.076	193	(2,138)	2,331	Morgan Stanley Capital Services

					$1,408	$(3,880)	$5,288

The Fund entered into credit default swaps as the protection seller on credit indices and sovereign issues to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	65

Portfolio of Investments

as of October 31, 2012 continued

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
CLO’s, CDO’s and Other Asset-Backed Securities	$—	$17,623,129	$3,823,000
Residential Mortgage-Backed Securities	—	5,204,983	—
Bank Loans	—	12,017,104	98,256
Commercial Mortgage-Backed Securities	—	33,186,831	—
Corporate Bonds	—	73,198,760	372,864
Mortgage-Backed Securities	—	4,225,625	—
Municipal Bonds	—	406,901	—
Non-Corporate Foreign Agencies	—	6,257,065	—
Sovereigns	—	10,035,307	—
U.S. Government Agency Obligations	—	3,938,162	—
U.S. Treasury Obligations	—	6,941,138	—
Affiliated Money Market Mutual Fund	36,446,800	—	—
Other Financial Instruments*
Futures Contracts	(16,044)	—	—
Forward Foreign Currency Exchange Contracts	—	(106,048)	—
Currency Swap Agreements	—	(25,364)	—
Interest Rate Swap Agreements	—	(1,020,651)	—
Credit Default Swap Agreements	—	235,759	—

Total	$36,430,756	$172,118,701	$4,294,120

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	CLO’s, CDO’s and Other Asset-Backed Securities	Bank Loans	Corporate Bonds
Balance as of 10/31/11	$544,648	$362,075	$—
Realized gain (loss)	—	990	—
Change in unrealized appreciation (depreciation)**	—	1,309	25,428
Purchases	3,823,000	—	125,000
Sales	—	(76,611)	(21,982)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	244,418
Transfers out of Level 3	(544,648)	(189,507)	—

Balance as of 10/31/12	$3,823,000	$98,256	$372,864

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $26,925 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, 1 CDO, 1 CLO and 2 bank loans transferred out of Level 3 as a result of being valued by an independent pricing source and 2 corporate bonds transferred into Level 3 as a result of using single broker quotes.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	67

Portfolio of Investments

as of October 31, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Affiliated Money Market Mutual Fund	18.0%
Commercial Mortgage-Backed Securities	16.4
CLO’s, CDO’s and Other Asset-Backed Securities	10.6
Sovereigns	5.0
Banking	4.6
Healthcare & Pharmaceutical	4.0
U.S. Treasury Obligations	3.4
Non-Corporate Foreign Agencies	3.1
Technology	2.9
Capital Goods	2.7
Media & Entertainment	2.7
Residential Mortgage-Backed Securities	2.6
Mortgage-Backed Securities	2.1
Insurance	1.9
Metals	1.9
U.S. Government Agency Obligations	1.9
Cable	1.8
Foods	1.7
Telecommunications	1.7
Chemicals	1.4
Retailers	1.4
Energy—Other	1.3
Consumer	1.2%
Electric	1.2
Building Materials & Construction	1.1
Non-Captive Finance	1.1
Automotive	1.0
Gaming	1.0
Real Estate Investment Trusts	0.9
Paper	0.8
Tobacco	0.8
Energy—Integrated	0.6
Pipelines & Other	0.6
Healthcare Insurance	0.5
Lodging	0.5
Aerospace & Defense	0.4
Railroads	0.4
Airlines	0.2
Municipal Bonds	0.2
Packaging	0.1

105.7
Other liabilities in excess of assets	(5.7)

100.0%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$240,515		Unrealized depreciation on swap agreements	$4,756
Credit contracts	Premiums paid for swap agreements	31,837		Premiums received for swap agreements	201,468
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	184,889		Unrealized depreciation on forward foreign currency contracts	290,937
Interest rate contracts	Due to broker—variation margin	52,492	*	Due to broker—variation margin	68,536	*
Interest rate contracts	Unrealized appreciation on swap agreements	681,657		Unrealized depreciation on swap agreements	1,727,672
Interest rate contracts	Premiums paid for swap agreements	1		Premiums received for swap agreements	35,334

Total		$1,191,391			$2,328,703

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futues contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$19,717	$19,717
Foreign exchange contracts	—	—	—	(192,034)	—	(192,034)
Interest rate contracts	66,970	(14,327)	(36,093)	—	(99,869)	(83,319)

	$66,970	$(14,327)	$(36,093)	$(192,034)	$(80,152)	$(255,636)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	69

Portfolio of Investments

as of October 31, 2012 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$235,759	$235,759
Foreign exchange contracts	—	(140,713)	—	(140,713)
Interest rate contracts	(16,044)	—	(491,750)	(507,794)

	$(16,044)	$(140,713)	$(255,991)	$(412,748)

As of October 31, 2012, the Fund’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts— Purchased (Value at Settlement Date Payable)	Forward Currency Contracts— Sold (Value at Settlement Date Receivable)
$578	$4,657,539	$4,394,892	$12,449,713	$8,985,840

Currency Swaps (Notional Amount in USD (000))	Inflation Swap (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$510	$18	$97,097	$809	$2,207

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • October 31, 2012

Prudential Absolute Return Bond Fund

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value:
Unaffiliated Investments (cost $175,131,837)	$177,329,125
Affiliated Investments (cost $36,446,800)	36,446,800
Cash	2,289,221
Foreign currency, at value (cost $1,305,519)	1,303,870
Receivable for Fund shares sold	4,255,921
Receivable for investments sold	2,317,007
Dividends and interest receivable	1,678,827
Unrealized appreciation on swap agreements	922,172
Unrealized appreciation on forward foreign currency contracts	184,889
Premiums paid for swap agreements	31,838
Prepaid expenses	946

Total assets	226,760,616

Liabilities
Payable for investments purchased	21,609,823
Unrealized depreciation on swap agreements	1,732,428
Unrealized depreciation on forward foreign currency contracts	290,937
Premiums received for swap agreements	236,802
Payable for Fund shares reacquired	168,005
Accrued expenses	124,936
Dividends payable	104,584
Management fee payable	87,439
Due to broker—variation margin	45,301
Distribution fee payable	36,048
Affiliated transfer agent fee payable	1,139

Total liabilities	24,437,442

Net Assets	$202,323,174

Net assets were comprised of:
Shares of beneficial interest, at par	$20,365
Paid-in capital in excess of par	201,497,018

201,517,383
Distributions in excess of net investment income	(436,291)
Accumulated net realized loss on investment and foreign currency transactions	(8,729)
Net unrealized appreciation on investments and foreign currencies	1,250,811

Net assets, October 31, 2012	$202,323,174

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($91,250,117 ÷ 9,201,719 shares of beneficial interest issued and outstanding)	$9.92
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price to public	$10.39

Class C
Net asset value, offering price and redemption price per share ($28,707,951 ÷ 2,888,824 shares of beneficial interest issued and outstanding)	$9.94

Class Q
Net asset value, offering price and redemption price per share ($1,048 ÷ 105.4 shares of beneficial interest issued and outstanding)	$9.94

Class Z
Net asset value, offering price and redemption price per share ($82,364,058 ÷ 8,274,437 shares of beneficial interest issued and outstanding)	$9.95

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	73

Statement of Operations

Year Ended October 31, 2012

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $2,733)	$2,211,899
Affiliated dividend income	19,085

Total income	2,230,984

Expenses
Management fee	476,211
Distribution fee—Class A	45,064
Distribution fee—Class C	70,655
Custodian’s fees and expenses	154,000
Registration fees	58,000
Audit fee	55,000
Reports to shareholders	27,000
Transfer agent’s fees and expenses (including affiliated expense of $3,500) (Note 3)	24,000
Legal fees and expenses	19,000
Trustees’ fees	11,000
Insurance	1,000
Miscellaneous	11,410

Total expenses	952,340
Expense reimbursement (Note 2)	(314,417)

Net expenses	637,923

Net investment income	1,593,061

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	100,721
Foreign currency transactions	(181,792)
Financial futures transactions	(36,093)
Swap agreement transactions	(80,152)
Options written transactions	(14,327)

(211,643)

Net change in unrealized appreciation (depreciation) on:
Investments	2,587,090
Foreign currencies	(154,558)
Financial futures contracts	(16,044)
Swap agreements	(255,991)

2,160,497

Net gain on investment and foreign currency transactions	1,948,854

Net Increase In Net Assets Resulting From Operations	$3,541,915

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2012	March 30, 2011* through October 31, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,593,061	$498,892
Net realized loss on investment and foreign currency transactions	(211,643)	(26,575)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,160,497	(909,686)

Net increase (decrease) in net assets resulting from operations	3,541,915	(437,369)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(511,595)	(36,420)
Class C	(155,703)	(26,946)
Class Q	(35)	(16)
Class Z	(1,104,600)	(407,867)

	(1,771,933)	(471,249)

Distributions from net realized gains
Class A	(7,914)	—
Class C	(10,670)	—
Class Q	(2)	—
Class Z	(73,142)	—

	(91,728)	—

Fund share transactions (Note 6)
Net proceeds from shares sold	205,702,874	39,453,377
Net asset value of shares issued in reinvestment of dividends and distributions	1,631,105	457,824
Cost of shares reacquired	(41,620,418)	(4,071,224)

Net increase in net assets from Fund share transactions	165,713,561	35,839,977

Total increase	167,391,815	34,931,359

Net Assets:
Beginning of period	34,931,359	—

End of period	$202,323,174	$34,931,359

*	Commencement of investment operations.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	75

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund, Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund (the “Fund”). These financial statements relate to Prudential Absolute Return Bond Fund, a diversified fund. The financial statements of the Prudential Large-Cap Core Equity Fund and Prudential International Real Estate Fund are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 30, 2011.

The Fund’s investment objective is to seek positive returns over the long term, regardless of market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Absolute Return Bond Fund	77

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value

Prudential Absolute Return Bond Fund	79

Notes to Financial Statements

continued

caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. Such credit risk may be mitigated by entering into a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or

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liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Fund entered into credit default, interest rate swap and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Prudential Absolute Return Bond Fund	81

Notes to Financial Statements

continued

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. Such credit risk may be mitigated by entering into a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credits

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spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. Such credit risk may be mitigated by entering into a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as

Prudential Absolute Return Bond Fund	83

Notes to Financial Statements

continued

collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2012, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, financial futures contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Restricted and Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the

Prudential Absolute Return Bond Fund	85

Notes to Financial Statements

continued

management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .80% of the average daily net assets.

Effective March 1, 2013 PI has contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .90% of the Fund’s average daily net assets until February 28, 2014. Prior to this agreement, PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .85% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2012, PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $255,381 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended October 31, 2012, it has received $2,464, in contingent deferred sales charges imposed upon certain redemptions by Class C shareholders.

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PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. government securities, for the year ended October 31, 2012, were $154,121,674 and $22,483,251, respectively.

Transactions in options written during the year ended October 31, 2012, were as follows:

	Contracts	Premiums Received
Options outstanding at October 31, 2011	—	$—
Options written	17	2,884
Options terminated in closing purchase transactions	(17)	(2,884)
Options expired	—	—

Options outstanding at October 31, 2012	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income,

Prudential Absolute Return Bond Fund	87

Notes to Financial Statements

continued

accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2012, the adjustments were to increase distributions in excess of net investment income by $179,339, decrease accumulated net realized loss on investment and foreign currency transactions by $203,016 and decrease paid-in capital in excess of par by $23,677, primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps, reclassification of distributions and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2012 and period ended October 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,863,661 and $471,249 of ordinary income, respectively.

As of October 31, 2012, the Fund did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$212,226,436	$2,135,732	$(586,243)	$1,549,489	$(821,138)	$728,351

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and difference in the treatment of amortization of premiums. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed during the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest. For the fiscal year ended 10/31/2012, no such exchanges were made.

At October 31, 2012, Prudential Financial, Inc. through its affiliates owned 105 Class A shares, 104 Class C shares, 105 Class Q shares and 105 Class Z shares of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	9,518,943	$93,730,024
Shares issued in reinvestment of dividends and distributions	45,961	452,847
Shares reacquired	(641,928)	(6,297,287)

Net increase (decrease) in shares outstanding	8,922,976	$87,885,584

Period ended October 31, 2011*:
Shares sold	512,866	$5,075,110
Shares issued in reinvestment of dividends	3,438	33,502
Shares reacquired	(237,561)	(2,329,557)

Net increase (decrease) in shares outstanding	278,743	$2,779,055

Prudential Absolute Return Bond Fund	89

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,600,357	$25,728,166
Shares issued in reinvestment of dividends and distributions	14,607	143,179
Shares reacquired	(140,273)	(1,374,474)

Net increase (decrease) in shares outstanding	2,474,691	$24,496,871

Period ended October 31, 2011*:
Shares sold	427,911	$4,243,233
Shares issued in reinvestment of dividends	2,487	24,212
Shares reacquired	(16,265)	(158,670)

Net increase (decrease) in shares outstanding	414,133	$4,108,775

Class Q
Year ended October 31, 2012:
Shares issued in reinvestment of dividends and distributions	3.8	$37

Net increase (decrease) in shares outstanding	3.8	$37

Period ended October 31, 2011*:
Shares sold	100.0	$1,000
Shares issued in reinvestment of dividends	1.6	16

Net increase (decrease) in shares outstanding	101.6	$1,016

Class Z
Year ended October 31, 2012:
Shares sold	8,697,989	$86,244,684
Shares issued in reinvestment of dividends and distributions	105,876	1,035,042
Shares reacquired	(3,424,051)	(33,948,657)

Net increase (decrease) in shares outstanding	5,379,814	$53,331,069

Period ended October 31, 2011*:
Shares sold	3,017,842	$30,134,034
Shares issued in reinvestment of dividends	40,769	400,094
Shares reacquired	(163,988)	(1,582,997)

Net increase (decrease) in shares outstanding	2,894,623	$28,951,131

*	Commenced operations on March 30, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share

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redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2012.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Absolute Return Bond Fund	91

Financial Highlights

Class A Shares
	Year Ended October 31, 2012		March 30, 2011(e) through October 31, 2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.72		$10.00
Income (loss) from investment operations:
Net investment income	.22		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30		(.31)
Total from investment operations	.52		(.13)
Less Dividends and Distributions:
Dividends from net investment income	(.30)		(.15)
Distributions from net realized gains	(.02)		-
Total dividends and distributions	(.32)		(.15)
Net asset value, end of period	$9.92		$9.72
Total Return(b):	5.49%		(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$91,250		$2,709
Average net assets (000)	$18,023		$2,240
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.11%	(f)	1.30%	(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.86%	(f)	1.05%	(f)(g)
Net investment income	2.53%	(f)	2.90%	(f)(g)
Portfolio turnover rate	152%		112%	(h)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Commencement of operations.

(f) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.49%, 1.24% and 2.16%, respectively, for the year ended October 31, 2012 and 2.65%, 2.40% and 1.55%, respectively, for the period ended October 31, 2011.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31, 2012		March 30, 2011(d) through October 31, 2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.73		$10.00
Income (loss) from investment operations:
Net investment income	.16		.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29		(.30)
Total from investment operations	.45		(.17)
Less Dividends and Distributions:
Dividends from net investment income	(.22)		(.10)
Distributions from net realized gains	(.02)		-
Total dividends and distributions	(.24)		(.10)
Net asset value, end of period	$9.94		$9.73
Total Return(b):	4.78%		(1.74)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,708		$4,030
Average net assets (000)	$7,066		$2,254
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.88%	(e)	2.05%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.88%	(e)	1.05%	(e)(f)
Net investment income	1.86%	(e)	2.17%	(e)(f)
Portfolio turnover rate	152%		112%	(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 2.39%, 1.39% and 1.34%, respectively, for the year ended October 31, 2012 and 3.39%, 2.39% and .83%, respectively, for the period ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	93

Financial Highlights

continued

Class Q Shares
	Year Ended October 31, 2012		March 30, 2011(d) through October 31, 2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.73		$10.00
Income (loss) from investment operations:
Net investment income	.30		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26		(.27)
Total from investment operations	.56		(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.33)		(.16)
Distributions from net realized gains	(.02)		-
Total dividends and distributions	(.35)		(.16)
Net asset value, end of period	$9.94		$9.73
Total Return(b):	5.99%		(1.09)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1		$1
Average net assets (000)	$1		$1
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.89%	(e)	1.05%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.89%	(e)	1.05%	(e)(f)
Net investment income	3.11%	(e)	2.74%	(e)(f)
Portfolio turnover rate	152%		112%	(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.54%, 1.54% and 2.46%, respectively, for the year ended October 31, 2012 and 2.45%, 2.45% and 1.34%, respectively, for the period ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended October 31, 2012		March 30, 2011(d) through October 31, 2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.74		$10.00
Income (loss) from investment operations:
Net investment income	.27		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.27)
Total from investment operations	.55		(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.32)		(.15)
Distributions from net realized gains	(.02)		-
Total dividends and distributions	(.34)		(.15)
Net asset value, end of period	$9.95		$9.74
Total Return(b):	5.81%		(1.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$82,364		$28,192
Average net assets (000)	$34,383		$27,018
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.89%	(e)	1.05%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.89%	(e)	1.05%	(e)(f)
Net investment income	2.92%	(e)	2.70%	(e)(f)
Portfolio turnover rate	152%		112%	(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratios would have been 1.50%, 1.50% and 2.31%, respectively, for the year ended October 31, 2012 and 2.48%, 2.48% and 1.26%, respectively, for the period ended October 30, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	95

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 30, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

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Tax Information

(Unaudited)

For the year ended October 31, 2012, the Fund reports the maximum amount allowable but not less than 75.10% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2012. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2013, you will be advised on IRS 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2012.

Prudential Absolute Return Bond Fund	97

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Absolute Return Bond Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Absolute Return Bond Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Absolute Return Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI exceeded the management fees received by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the fourth calendar quarter ended December 31, 2011. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the fixed-income funds within the Lipper Absolute Return Funds Performance Universe)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on

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[2]

The Fund was compared to the fixed-income funds within the Lipper Absolute Return Funds Performance Universe, although Lipper classifies the Fund as an Absolute Return Fund. The Fund was compared to the fixed-income funds within the Lipper Absolute Return Funds Performance Universe because PI believes that the fixed-income funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	Q4 2011	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index for the fourth quarter of 2011.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 0.85% (exclusive of 12b-1 fees and certain other fees) through February 28, 2013.
•	The Board concluded that, in light of the Fund’s strong short-term performance and recent inception date, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Absolute Return Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E    0236583-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2012 and October 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $107,000 and $116,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended October 31, 2012, KPMG billed the Registrant $1,375 for professional services rendered in connection with a preliminary analysis of certain United States federal tax matters affecting a potential investment in real estate mezzanine debt. Not applicable for the fiscal year ended October 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 20, 2012